Exhibit 10.3
                    MORTGAGE LOAN PURCHASE AGREEMENT

           This Mortgage Loan Purchase Agreement, dated as of June 1, 2007 (this "Agreement"), is entered into between Artesia Mortgage Capital Corporation (the "Seller") and Merrill Lynch Mortgage Investors, Inc. (the "Purchaser").

           The Seller intends to sell and the Purchaser intends to purchase certain multifamily, commercial and manufactured housing community mortgage loans (the "Mortgage Loans") identified on the schedule (the "Mortgage Loan Schedule") annexed hereto as Schedule II. The Purchaser intends to deposit the Mortgage Loans, along with certain other mortgage loans (the "Other Mortgage Loans"), into a trust fund (the "Trust Fund"), the beneficial ownership of which will be evidenced by multiple classes of mortgage pass-through certificates (the "Certificates"). One or more "real estate mortgage investment conduit" ("REMIC") elections will be made with respect to most of the Trust Fund. The Trust Fund will be created and the Certificates will be issued pursuant to a Pooling and Servicing Agreement, dated as of June 1, 2007 (the "Pooling and Servicing Agreement"), among the Purchaser as depositor, Midland Loan Services, Inc. as master servicer no. 1 (in such capacity, "Master Servicer No. 1" and, also a "Master Servicer") and as special servicer (in such capacity, the "Special Servicer"), Wachovia Bank, National Association as master servicer no. 2 ("Master Servicer No. 2" and, also a "Master Servicer") and LaSalle Bank National Association as trustee (in such capacity, the "Trustee") and custodian (in such capacity, the "Custodian"). Capitalized terms used but not defined herein (including the schedules attached hereto) have the respective meanings set forth in the Pooling and Servicing Agreement.

           The Purchaser has entered into an Underwriting Agreement, dated as of May 31, 2007 (the "Underwriting Agreement"), with Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") for itself and as representative of Countrywide Securities Corporation ("Countrywide Securities"), PNC Capital Markets LLC ("PNC Capital"), Morgan Stanley & Co. Incorporated ("Morgan Stanley") and Goldman, Sachs & Co. ("Goldman Sachs", Merrill Lynch, Countrywide Securities, PNC Capital, Morgan Stanley and Goldman Sachs, collectively, in such capacity, the "Underwriters"), whereby the Purchaser will sell to the Underwriters all of the Certificates that are to be registered under the Securities Act of 1933, as amended (such Certificates, the "Publicly-Offered Certificates"). The Purchaser has also entered into a Certificate Purchase Agreement, dated as of May 31, 2007 (the "Certificate Purchase Agreement"), with Merrill Lynch for itself and as representative of Countrywide Securities (together in such capacity, the "Initial Purchasers"), whereby the Purchaser will sell to the Initial Purchasers all of the remaining Certificates (such Certificates, the "Private Certificates").

           Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

            SECTION 1 Agreement to Purchase.

           The Seller agrees to sell, and the Purchaser agrees to purchase, the Mortgage Loans identified on the Mortgage Loan Schedule. The Mortgage Loan Schedule may be amended to reflect the actual Mortgage Loans delivered to the Purchaser pursuant to the terms hereof. The Mortgage Loans are expected to have an aggregate principal balance of $359,709,282 (the "Artesia Mortgage Loan Balance") (subject to a variance of plus or minus 5.0%) as of the close of business on the Cut-off Date, after giving effect to any payments due on or before such date, whether or not such payments are received. The Artesia Mortgage Loan Balance, together with the aggregate principal balance of the Other Mortgage Loans as of the Cut-off Date (after giving effect to any payments due on or before such date, whether or not such payments are received), is expected to equal an aggregate principal balance (the "Cut-off Date Pool Balance") of $2,785,502,677 (subject to a variance of plus or minus 5%).

           The purchase and sale of the Mortgage Loans shall take place on June 13, 2007 or such other date as shall be mutually acceptable to the parties to this Agreement (the "Closing Date"). The consideration (the "Purchase Consideration") for the Mortgage Loans shall be equal to (i) 98.7175% of the Artesia Mortgage Loan Balance as of the Cut-off Date, plus (ii) $686,492, which amount represents the amount of interest accrued on the Artesia Mortgage Loan Balance, as agreed to by the Seller and the Purchaser. The Purchase Consideration shall be paid to the Seller or its designee by wire transfer in immediately available funds on the Closing Date.

           SECTION 2 Conveyance of Mortgage Loans.

           (a) Effective as of the Closing Date, subject only to the Seller's receipt of the Purchase Consideration and the satisfaction or waiver of the conditions to closing set forth in Section 5 of this Agreement (which conditions shall be deemed to have been satisfied or waived upon the Seller's receipt of the Purchase Consideration), the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse (except as set forth in this Agreement), all the right, title and interest of the Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of such date, on a servicing released basis (subject to certain agreements regarding servicing as provided in the Pooling and Servicing Agreement, sub-servicing agreements permitted thereunder and the Servicing Rights Purchase Agreement (as defined in Section 6(a)(iii) hereof)), together with all of the Seller's right, title and interest in and to the proceeds of any related title, hazard, primary mortgage or other insurance proceeds. The Mortgage Loan Schedule, as it may be amended, shall conform to the requirements set forth in this Agreement and the Pooling and Servicing Agreement.

           (b) The Purchaser or its assignee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-off Date, and all other recoveries of principal and interest collected after the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date). All scheduled payments of principal and interest due on or before the Cut-off Date but collected after the Cut-off Date, and recoveries of principal and interest collected on or before the Cut-off Date (only in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date and principal prepayments thereon), shall belong to, and be promptly remitted to, the Seller.

           (c) The Seller hereby represents and warrants that it has or will have, on behalf of the Purchaser, delivered to the Custodian (i) on or before the Closing Date, the documents and instruments specified below with respect to each Mortgage Loan that are Specially Designated Mortgage Loan Documents and
(ii) on or before the date that is 30 days after the Closing Date, the remaining documents and instruments specified below that are not Specially Designated Mortgage Loan Documents with respect to each Mortgage Loan (the documents and instruments specified below and referred to in clauses (i) and (ii) preceding, collectively, a "Mortgage File"). All Mortgage Files so delivered will be held by the Custodian in escrow for the benefit of the Seller at all times prior to the Closing Date. The Mortgage File with respect to each Mortgage Loan that is a Serviced Trust Mortgage Loan shall contain the following documents:

           (i) (A) the original executed Mortgage Note for the subject Mortgage Loan, including any power of attorney related to the execution thereof (or a lost note affidavit and indemnity with a copy of such Mortgage Note attached thereto), together with any and all intervening endorsements thereon, endorsed on its face or by allonge attached thereto (without recourse, representation or warranty, express or implied) to the order of LaSalle Bank National Association, as trustee for the registered holders of ML-CFC Commercial Mortgage Trust 2007-7, Commercial Mortgage Pass-Through Certificates, Series 2007-7, or in blank, and (B) in the case of a Loan Combination, a copy of the executed Mortgage Note for each related Non-Trust Loan;

            (ii) an original or copy of the Mortgage, together with originals or copies of any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office;

           (iii) an original or copy of any related Assignment of Leases (if such item is a document separate from the Mortgage), together with originals or copies of any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office;

           (iv) an original executed assignment, in recordable form (except for completion of the assignee's name and address (if the assignment is delivered in blank) and any missing recording information or a certified copy of that assignment as sent for recording), of (a) the Mortgage, (b) any related Assignment of Leases (if such item is a document separate from the Mortgage) and (c) any other recorded document relating to the subject Mortgage Loan otherwise included in the Mortgage File, in favor of LaSalle Bank National Association, as trustee for the registered holders of ML-CFC Commercial Mortgage Trust 2007-7, Commercial Mortgage Pass-Through Certificates, Series 2007-7 (or, in the case of a Loan Combination, in favor of LaSalle Bank National Association, as trustee for the registered holders of ML-CFC Commercial Mortgage Trust 2007-7, Commercial Mortgage Pass-Through Certificates, Series 2007-7, and in its capacity as lead lender on behalf of the holder(s) of the related Non-Trust Loan(s)), or in blank;

           (v) an original assignment of all unrecorded documents relating to the Mortgage Loan (to the extent not already assigned pursuant to clause
     (iv) above) in favor of LaSalle Bank National Association, as trustee for the registered holders of ML-CFC Commercial Mortgage Trust 2007-7, Commercial Mortgage Pass-Through Certificates, Series 2007-7 (or, in the case of a Loan Combination, in favor of LaSalle Bank National Association, as trustee for the registered holders of ML-CFC Commercial Mortgage Trust 2007-7, Commercial Mortgage Pass-Through Certificates, Series 2007-7, and in its capacity as lead lender on behalf of the holder(s) of the related Non-Trust Loan(s)), or in blank;

            (vi) originals or copies of any consolidation, assumption, substitution and modification agreements in those instances where the terms or provisions of the Mortgage or Mortgage Note have been consolidated or modified or the subject Mortgage Loan has been assumed;

           (vii) the original or a copy of the policy or certificate of lender's title insurance or, if such policy has not been issued or located, an original or copy of an irrevocable, binding commitment (which may be a pro forma policy or a marked version of the policy that has been executed by an authorized representative of the title company or an agreement to provide the same pursuant to binding escrow instructions executed by an authorized representative of the title company) to issue such title insurance policy;

           (viii) any filed copies or other evidence of filing of any prior UCC Financing Statements in favor of the originator of the subject Mortgage Loan or in favor of any assignee prior to the Trustee (but only to the extent the Seller had possession of such UCC Financing Statements prior to the Closing Date) and, if there is an effective UCC Financing Statement in favor of the Seller on record with the applicable public office for UCC Financing Statements, a UCC Financing Statement assignment, in form suitable for filing in favor of LaSalle Bank National Association, as trustee for the registered holders of ML-CFC Commercial Mortgage Trust 2007-7, Commercial Mortgage Pass-Through Certificates, Series 2007-7, as assignee (or, in the case of a Loan Combination, in favor of LaSalle Bank National Association, as trustee for the registered holders of ML-CFC Commercial Mortgage Trust 2007-7, Commercial Mortgage Pass-Through Certificates, Series 2007-7, and in its capacity as lead lender on behalf of the holder(s) of the related Non-Trust Loan(s)), or in blank;

           (ix) an original or a copy of any Ground Lease, guaranty or ground lessor estoppel;

           (x) an original or a copy of an intercreditor agreement relating to permitted debt of the Mortgagor and any intercreditor agreement relating to mezzanine debt related to the Mortgagor;

           (xi) an original or a copy of any loan agreement, any escrow or reserve agreement, any security agreement, any management agreement, any agreed upon procedures letter, any lockbox or cash management agreements, any environmental reports or any letter of credit (which letter of credit shall not be delivered in original form to the Trustee but rather to the applicable Master Servicer), in each case relating to the subject Mortgage Loan;

           (xii) with respect to a Mortgage Loan secured by a hospitality property, a signed copy of any franchise agreement and/or franchisor comfort letter; and

           (xiii) if such Trust Mortgage Loan is part of a Loan Combination, an original or a copy of the related Loan Combination Intercreditor Agreement.

           The foregoing Mortgage File delivery requirement shall be subject to
Section 2.01(c) of the Pooling and Servicing Agreement.

           (d) The Seller shall take all actions reasonably necessary to permit the Trustee to fulfill its obligations pursuant to Section 2.01(d) of the Pooling and Servicing Agreement with respect to the Mortgage Loans, including bearing the out-of-pocket costs and expenses of the Trustee in connection with the performance by the Trustee of its recording, filing and delivery obligations pursuant to Section 2.01(d).

           (e) All such other relevant documents and records that (a) relate to the administration or servicing of the Mortgage Loans, (b) are reasonably necessary for the ongoing administration and/or servicing of such Mortgage Loans by the applicable Master Servicer (which, for purposes of this Agreement, shall be Wachovia Bank, National Association with respect to all of the Mortgage Loans) in connection with its duties under the Pooling and Servicing Agreement, and (c) are in the possession or under the control of the Seller, together with all unapplied escrow amounts and reserve amounts in the possession or under the control of the Seller that relate to the Mortgage Loans, shall be delivered or caused to be delivered by the Seller to the applicable Master Servicer (or, at the direction of the applicable Master Servicer, to the appropriate sub-servicer); provided that the Seller shall not be required to deliver any draft documents, privileged or other communications, credit underwriting, legal or other due diligence analyses, credit committee briefs or memoranda or other internal approval documents or data or internal worksheets, memoranda, communications or evaluations.

           The Seller agrees to use reasonable efforts to deliver to the Custodian, for its administrative convenience in reviewing the Mortgage Files, a mortgage loan checklist for each Mortgage Loan. The foregoing sentence notwithstanding, the failure of the Seller to deliver a mortgage loan checklist or a complete mortgage loan checklist shall not give rise to any liability whatsoever on the part of the Seller to the Purchaser, the Custodian or any other person because the delivery of the mortgage loan checklist is being provided to the Custodian solely for its administrative convenience.

           (f) The Seller shall take such actions as are reasonably necessary to assign or otherwise grant to the Trust Fund the benefit of any letters of credit in the name of the Seller, which secure any Mortgage Loan.

           SECTION 3 Representations, Warranties and Covenants of Seller.

           (a) The Seller hereby represents and warrants to and covenants with the Purchaser, as of the date hereof, that:

           (i) The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and the Seller has taken all necessary action to authorize the execution, delivery and performance of this Agreement by it, and has the power and authority to execute, deliver and perform this Agreement and all transactions contemplated hereby.

           (ii) This Agreement has been duly and validly authorized, executed and delivered by the Seller, all requisite action by the Seller's directors and officers has been taken in connection therewith, and (assuming the due authorization, execution and delivery hereof by the Purchaser) this Agreement constitutes the valid, legal and binding agreement of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by (A) laws relating to bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, conservatorship or moratorium, (B) other laws relating to or affecting the rights of creditors generally, or (C) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

           (iii) The execution and delivery of this Agreement by the Seller and the Seller's performance and compliance with the terms of this Agreement will not (A) violate the Seller's certificate of incorporation or bylaws,
     (B) violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Seller is a party or by which the Seller is bound, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or materially and adversely affect its performance hereunder.

           (iv) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or materially and adversely affect its performance hereunder.

           (v) The Seller is not a party to or bound by any agreement or instrument or subject to any certificate of incorporation, bylaws or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the ability of the Seller to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Seller of its obligations under this Agreement (except to the extent such consent has been obtained).

            (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of or compliance by the Seller with this Agreement or the consummation of the transactions contemplated by this Agreement except as have previously been obtained, and no bulk sale law applies to such transactions.

           (vii) None of the sale of the Mortgage Loans by the Seller, the transfer of the Mortgage Loans to the Trustee, and the execution, delivery or performance of this Agreement by the Seller, results or will result in the creation or imposition of any lien on any of the Seller's assets or property that would have a material adverse effect upon the Seller's ability to perform its duties and obligations under this Agreement or materially impair the ability of the Purchaser to realize on the Mortgage Loans.

           (viii) There is no action, suit, proceeding or investigation pending or to the knowledge of the Seller, threatened against the Seller in any court or by or before any other governmental agency or instrumentality which would, in the Seller's good faith and reasonable judgment, prohibit its entering into this Agreement or materially and adversely affect the validity of this Agreement or the performance by the Seller of its obligations under this Agreement.

           (ix) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the Mortgage Loans to the Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for consideration consisting of a cash amount equal to the Purchase Consideration. The consideration received by the Seller upon the sale of the Mortgage Loans to the Purchaser will constitute at least reasonably equivalent value and fair consideration for the Mortgage Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loans to the Purchaser. The Seller is not selling the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of the creditors of the Seller.

           (x) The prospectus supplement dated May 31, 2007 (the "Prospectus Supplement"), which supplements the base prospectus dated May 10, 2007 (the "Prospectus"), contains all the information that is required to be provided in respect of the Seller (that arise from its role as "sponsor" (within the meaning of Regulation AB)), the Mortgage Loans, the related Mortgagors and the related Mortgaged Properties pursuant to Regulation AB. For purpose of this Agreement, "Regulation AB" shall mean Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506-1,631 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

            (b) The Seller hereby makes the representations and warranties contained in Schedule I hereto for the benefit of the Purchaser and the Trustee for the benefit of the Certificateholders as of the Closing Date (unless a different date is specified therein), with respect to (and solely with respect
to) each Mortgage Loan, subject, however, to the exceptions set forth on Annex A to Schedule I of this Agreement.

            (c) If the Seller receives written notice of a Document Defect or a Breach relating to a Mortgage Loan pursuant to Section 2.03(a) of the Pooling and Servicing Agreement, then the Seller shall, not later than 90 days from receipt of such notice (or, in the case of a Document Defect or Breach relating to a Mortgage Loan not being a "qualified mortgage" within the meaning of the REMIC Provisions (a "Qualified Mortgage"), not later than 90 days from any party to the Pooling and Servicing Agreement discovering such Document Defect or Breach, provided the Seller receives such notice in a timely manner), if such Document Defect or Breach materially and adversely affects the value of the related Mortgage Loan or the interests of the Certificateholders therein, cure such Document Defect or Breach, as the case may be, in all material respects, which shall include payment of losses and any Additional Trust Fund Expenses associated therewith or, if such Document Defect or Breach (other than omissions due solely to a document not having been returned by the related recording office) cannot be cured within such 90-day period, (i) repurchase the affected Mortgage Loan (which, for the purposes of this clause (i), shall include an REO
Loan) at the applicable Purchase Price (as defined in the Pooling and Servicing Agreement) not later than the end of such 90-day period or (ii) substitute a Qualified Substitute Mortgage Loan for such affected Mortgage Loan (which, for purposes of this clause (ii), shall include an REO Loan) not later than the end of such 90-day period (and in no event later than the second anniversary of the Closing Date) and pay the applicable Master Servicer for deposit into its Collection Account any Substitution Shortfall Amount in connection therewith; provided, however, that, unless the Document Defect or Breach would cause the Mortgage Loan not to be a Qualified Mortgage, if such Document Defect or Breach is capable of being cured but not within such 90-day period and the Seller has commenced and is diligently proceeding with the cure of such Document Defect or Breach within such 90-day period, the Seller shall have an additional 90 days to complete such cure (or, failing such cure, to repurchase or substitute the related Mortgage Loan (which, for purposes of such repurchase or substitution, shall include an REO Loan)); and provided, further, that with respect to such additional 90-day period, the Seller shall have delivered an officer's certificate to the Trustee setting forth the reason(s) such Document Defect or Breach is not capable of being cured within the initial 90-day period and what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Document Defect or Breach will be cured within the additional 90-day period; and provided, further, that no Document Defect (other than with respect to the Specially Designated Mortgage Loan Documents) shall be considered to materially and adversely affect the interests of the Certificateholders or the value of the related Mortgage Loan unless the document with respect to which the Document Defect exists is required in connection with an imminent enforcement of the mortgagee's rights or remedies under the related Mortgage Loan, defending any claim asserted by any Mortgagor or third party with respect to the Mortgage Loan, establishing the validity or priority of any lien or any collateral securing the Mortgage Loan or for any immediate servicing obligations.

           A Document Defect or Breach (which Document Defect or Breach materially and adversely affects the value of the related Mortgage Loan or the interests of the Certificateholders therein) as to a Mortgage Loan that is cross-collateralized and cross-defaulted with one or more other Mortgage Loans (each, a "Crossed Loan" and such Crossed Loans, collectively, a "Crossed Loan Group"), which Document Defect or Breach does not constitute a Document Defect or Breach, as the case may be, as to any other Crossed Loan in such Crossed Loan Group (without regard to this paragraph) and is not cured as provided for above, shall be deemed to constitute a Document Defect or Breach, as the case may be, as to each other Crossed Loan in the subject Crossed Loan Group for purposes of this paragraph and the Seller shall be required to repurchase or substitute all such Crossed Loans unless (1) the weighted average debt service coverage ratio for all the remaining Crossed Loans for the four calendar quarters immediately preceding such repurchase or substitution is not less than the weighted average debt service coverage ratio for all such Crossed Loans, including the affected Crossed Loan, for the four calendar quarters immediately preceding such repurchase or substitution, and (2) the weighted average loan to-value ratio for the remaining Crossed Loans determined at the time of repurchase or substitution based upon an appraisal obtained by the Special Servicer at the expense of the Seller shall not be greater than the weighted average loan-to-value ratio for all such Crossed Loans, including the affected Crossed Loan determined at the time of repurchase or substitution based upon an appraisal obtained by the Special Servicer at the expense of the Seller; provided, that if such debt service coverage and loan-to-value criteria are satisfied, any other Crossed Loan (that is not the Crossed Loan directly affected by the subject Document Defect or Breach), shall be released from its cross-collateralization and cross-default provision so long as such Crossed Loan (that is not the Crossed Loan directly affected by the subject Document Defect or Breach) is held in the Trust Fund; and provided, further, that the repurchase or replacement of less than all such Crossed Loans and the release of any Crossed Loan from a cross-collateralization and cross-default provision shall be further subject to the delivery by the Seller to the Trustee, at the expense of the Seller, of an Opinion of Counsel to the effect that such release would not cause either of REMIC I or REMIC II to fail to qualify as a REMIC under the Code or result in the imposition of any tax on "prohibited transactions" or "contributions" after the Startup Day under the REMIC Provisions. In the event that one or more of such other Crossed Loans satisfy the aforementioned criteria, the Seller may elect either to repurchase or substitute for only the affected Crossed Loan as to which the related Document Defect or Breach exists or to repurchase or substitute for all of the Crossed Loans in the related Crossed Loan Group. All documentation relating to the termination of the cross-collateralization provisions of a Crossed Loan being repurchased shall be prepared at the expense of the Seller and, where required, with the consent of the related Mortgagor. For a period of two years from the Closing Date, so long as there remains any Mortgage File relating to a Mortgage Loan as to which there is any uncured Document Defect or Breach known to the Seller, the Seller shall provide, once every ninety days, the officer's certificate to the Trustee described above as to the reason(s) such Document Defect or Breach remains uncured and as to the actions being taken to pursue cure; provided, however, that, without limiting the effect of the foregoing provisions of this Section 3(c), if such Document Defect or Breach shall materially and adversely affect the value of such Mortgage Loan or the interests of the holders of the Certificates therein (subject to the second and third provisos in the sole sentence of the preceding paragraph), the Seller shall in all cases on or prior to the second anniversary of the Closing Date either cause such Document Defect or Breach to be cured or repurchase or substitute for the affected Mortgage Loan (for the avoidance of doubt, the foregoing two-year period shall not be deemed to be a time limitation on Seller's right to cure a Document Defect or Breach as set forth in this
Section 3). The delivery of a commitment to issue a policy of lender's title insurance as described in representation 8 set forth on Schedule I hereto in lieu of the delivery of the actual policy of lender's title insurance shall not be considered a Document Defect or Breach with respect to any Mortgage File if such actual policy of insurance is delivered to the Custodian not later than the 180th day following the Closing Date.

           To the extent that the Seller is required to repurchase or substitute for a Crossed Loan hereunder in the manner prescribed above in this Section 3(c) while the Trustee continues to hold any other Crossed Loans in such Crossed Loan Group, the Seller and the Purchaser shall not enforce any remedies against the other's Primary Collateral (as defined below), but each is permitted to exercise remedies against the Primary Collateral securing its respective Crossed Loan(s), so long as such exercise does not materially impair the ability of the other party to exercise its remedies against the Primary Collateral securing the Crossed Loan(s) held thereby.

           If the exercise by one party would materially impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Crossed Loan(s) held by such party, then the Seller and the Purchaser shall forbear from exercising such remedies until the Mortgage Loan documents evidencing and securing the relevant Crossed Loans can be modified in a manner consistent with this Agreement to remove the threat of material impairment as a result of the exercise of remedies or some other mutually agreed upon accommodation can be reached. Any reserve or other cash collateral or letters of credit securing the Crossed Loans shall be allocated between such Crossed Loans in accordance with the Mortgage Loan documents, or, if the related Mortgage Loan documents do not so provide, then on a pro rata basis based upon their outstanding Stated Principal Balances. Notwithstanding the foregoing, if a Crossed Loan is modified to terminate the related cross-collateralization and/or cross-default provisions, the Seller shall furnish to the Trustee an Opinion of Counsel that such modification shall not cause an Adverse REMIC Event.

           For purposes hereof, "Primary Collateral" shall mean the Mortgaged Property directly securing a Crossed Loan and excluding any property as to which the related lien may only be foreclosed upon by exercise of cross-collateralization provisions of such Mortgage Loans.

           Notwithstanding any of the foregoing provisions of this Section 3(c), if there is a Document Defect or Breach (which Document Defect or Breach materially and adversely affects the value of the related Mortgage Loan or the interests of the Certificateholders therein) with respect to one or more Mortgaged Properties with respect to a Mortgage Loan, the Seller shall not be obligated to repurchase or substitute the Mortgage Loan if (i) the affected Mortgaged Property(ies) may be released pursuant to the terms of any partial release provisions in the related Mortgage Loan documents (and such Mortgaged Property(ies) are, in fact, released), and to the extent not covered by the applicable release price (if any) required under the related Mortgage Loan documents, the Seller pays (or causes to be paid) any additional amounts necessary to cover all reasonable out-of-pocket expenses reasonably incurred by the applicable Master Servicer, the Special Servicer, the Trustee, the Custodian or the Trust Fund in connection with such release, (ii) the remaining Mortgaged Property(ies) satisfy the requirements, if any, set forth in the Mortgage Loan documents and the Seller provides an opinion of counsel to the effect that such release would not cause either of REMIC I or REMIC II to fail to qualify as a REMIC under the Code or result in the imposition of any tax on "prohibited transactions" or "contributions" after the Startup Day under the REMIC Provisions and (iii) each Rating Agency then rating the Certificates shall have provided written confirmation that such release would not cause the then-current ratings of the Certificates rated by it to be qualified, downgraded or withdrawn.

           The foregoing provisions of this Section 3(c) notwithstanding, the Purchaser's sole remedy (subject to the last sentence of this paragraph) for a breach of representation 30 set forth on Schedule I hereto shall be the cure of such breach by the Seller, which cure shall be effected through the payment by the Seller of such costs and expenses (without regard to whether such costs and expenses are material or not) specified in such representation that have not, at the time of such cure, been received by the applicable Master Servicer or the Special Servicer from the related Mortgagor and not a repurchase or substitution of the related Mortgage Loan. Following the Seller's remittance of funds in payment of such costs and expenses, the Seller shall be deemed to have cured the breach of representation 30 in all respects. To the extent any fees or expenses that are the subject of a cure by the Seller are subsequently obtained from the related Mortgagor, the cure payment made by the Seller shall be returned to the Seller. Notwithstanding the prior provisions of this paragraph, the Seller, acting in its sole discretion, may effect a repurchase or substitution (in accordance with the provisions of this Section 3(c) setting forth the manner in which a Mortgage Loan may be repurchased or substituted) of a Mortgage Loan, as to which representation 30 set forth on Schedule I has been breached, in lieu of paying the costs and expenses that were the subject of the breach of representation 30 set forth on Schedule I.

           (d) In connection with any permitted repurchase or substitution of one or more Mortgage Loans contemplated hereby, upon receipt of a certificate from a Servicing Officer certifying as to the receipt of the applicable Purchase Price (as defined in the Pooling and Servicing Agreement) or Substitution Shortfall Amount(s), as applicable, in the applicable Master Servicer's Collection Account, and, if applicable, the delivery of the Mortgage File(s) and the Servicing File(s) for the related Qualified Substitute Mortgage Loan(s) to the Custodian and the applicable Master Servicer, respectively, (i) the Trustee shall be required to execute and deliver such endorsements and assignments as are provided to it by the applicable Master Servicer or the Seller, in each case without recourse, representation or warranty, as shall be necessary to vest in the Seller the legal and beneficial ownership of each repurchased Mortgage Loan or substituted Mortgage Loan, as applicable, (ii) the Trustee, the Custodian, the applicable Master Servicer and the Special Servicer shall each tender to the Seller, upon delivery to each of them of a receipt executed by the Seller, all portions of the Mortgage File and other documents pertaining to such Mortgage Loan possessed by it, and (iii) the applicable Master Servicer and the Special Servicer shall release to the Seller any Escrow Payments and Reserve Funds held by it in respect of such repurchased or deleted Mortgage Loan(s).

           At the time a substitution is made, the Seller shall deliver the related Mortgage File to the Custodian and certify that the substitute Mortgage Loan is a Qualified Substitute Mortgage Loan.

           No substitution of a Qualified Substitute Mortgage Loan or Qualified Substitute Mortgage Loans may be made in any calendar month after the Determination Date for such month. Periodic Payments due with respect to any Qualified Substitute Mortgage Loan after the related date of substitution shall be part of REMIC I, as applicable. No substitution of a Qualified Substitute Mortgage Loan for a deleted Mortgage Loan shall be permitted under this Agreement if, after such substitution, the aggregate of the Stated Principal Balances of all Qualified Substitute Mortgage Loans which have been substituted for deleted Mortgage Loans exceeds 10% of the aggregate Cut-off Date Balance of all the Mortgage Loans and the Other Mortgage Loans. Periodic Payments due with respect to any Qualified Substitute Mortgage Loan on or prior to the related date of substitution shall not be part of the Trust Fund or REMIC I.

           (e) This Section 3 provides the sole remedies available to the Purchaser, the Certificateholders, or the Trustee on behalf of the Certificateholders, respecting any Document Defect in a Mortgage File or any Breach of any representation or warranty set forth in or required to be made pursuant to this Section 3.

           SECTION 4 Representations, Warranties and Covenants of the Purchaser. In order to induce the Seller to enter into this Agreement, the Purchaser hereby represents, warrants and covenants for the benefit of the Seller as of the date hereof that:

           (a) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and the Purchaser has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement by it, and has the power and authority to execute, deliver and perform this Agreement and all transactions contemplated hereby.

           (b) This Agreement has been duly and validly authorized, executed and delivered by the Purchaser, all requisite action by the Purchaser's directors and officers has been taken in connection therewith, and (assuming the due authorization, execution and delivery hereof by the Seller) this Agreement constitutes the valid, legal and binding agreement of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by (A) laws relating to bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, conservatorship or moratorium, (B) other laws relating to or affecting the rights of creditors generally, or (C) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

           (c) The execution and delivery of this Agreement by the Purchaser and the Purchaser's performance and compliance with the terms of this Agreement will not (A) violate the Purchaser's articles of incorporation or bylaws, (B) violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Purchaser is a party or by which the Purchaser is bound, which default might have consequences that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or have consequences that would materially and adversely affect its performance hereunder.

           (d) The Purchaser is not a party to or bound by any agreement or instrument or subject to any certificate of incorporation, bylaws or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the ability of the Purchaser to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Purchaser of its obligations under this Agreement (except to the extent such consent has been obtained).

           (e) Except as may be required under federal or state securities laws (and which will be obtained on a timely basis), no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required, under federal or state law, for the execution, delivery and performance by the Purchaser of, or compliance by the Purchaser with, this Agreement, or the consummation by the Purchaser of any transaction described in this Agreement.

           (f) Under GAAP and for federal income tax purposes, the Purchaser will report the transfer of the Mortgage Loans by the Seller to the Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for consideration consisting of a cash amount equal to the aggregate Purchase Consideration.

           (g) There is no action, suit, proceeding or investigation pending or to the knowledge of the Purchaser, threatened against the Purchaser in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of this Agreement or any action taken in connection with the obligations of the Purchaser contemplated herein, or which would be likely to impair materially the ability of the Purchaser to enter into and/or perform under the terms of this Agreement.

           (h) The Purchaser is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance hereunder.

           SECTION 5 Closing. The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Cadwalader, Wickersham & Taft LLP on the Closing Date. The Closing shall be subject to each of the following conditions:

           (a) All of the representations and warranties of the Seller set forth in or made pursuant to Sections 3(a) and 3(b) of this Agreement and all of the representations and warranties of the Purchaser set forth in Section 4 of this Agreement shall be true and correct in all material respects as of the Closing Date;

           (b) All documents specified in Section 6 of this Agreement (the "Closing Documents"), in such forms as are agreed upon and acceptable to the Purchaser, the Seller, the Underwriters and their respective counsel in their reasonable discretion, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

           (c) The Seller shall have delivered and released to the Custodian and the applicable Master Servicer, respectively, all documents represented to have been or required to be delivered to the Custodian and the applicable Master Servicer pursuant to Section 2 of this Agreement;

           (d) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects and the Seller and the Purchaser shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

           (e) The Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement as of the Closing Date;

           (f) One or more letters from the independent accounting firm of Ernst & Young LLP, in form satisfactory to the Purchaser and relating to certain information regarding the Mortgage Loans and Certificates as set forth in the Prospectus and Prospectus Supplement, respectively, shall have been delivered; and

           (g) The Seller shall have executed and delivered concurrently herewith that certain Indemnification Agreement, dated as of May 31, 2007, among the Seller, Merrill Lynch Mortgage Lending, Inc., Countrywide Commercial Real Estate Finance, Inc., PNC Bank, National Association, the Purchaser, the Underwriters and the Initial Purchasers. Both parties agree to use their best reasonable efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

           SECTION 6 Closing Documents. The Closing Documents shall consist of the following:

           (a) (i) This Agreement duly executed by the Purchaser and the Seller,
(ii) the Pooling and Servicing Agreement duly executed by the parties thereto and (iii) the agreement(s) pursuant to which the servicing rights with respect to the Mortgage Loans are being sold to the applicable Master Servicer (such agreement(s), individually and/or collectively, the "Servicing Rights Purchase Agreement");

           (b) An officer's certificate of the Seller, executed by a duly authorized officer of the Seller and dated the Closing Date, and upon which the Purchaser, the Underwriters and the Initial Purchasers may rely, to the effect that: (i) the representations and warranties of the Seller in this Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date; and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the Closing Date;

           (c) An officer's certificate from an officer of the Seller (signed in his/her capacity as an officer), dated the Closing Date, and upon which the Purchaser may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this Agreement, the Indemnification Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein or therein, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

           (d) Each of: (i) the resolutions of the Seller's board of directors or a committee thereof authorizing the Seller's entering into the transactions contemplated by this Agreement, (ii) the certificate of incorporation and bylaws of the Seller, and (iii) a certificate of good standing of the Seller issued by the State of Delaware not earlier than thirty (30) days prior to the Closing Date;

           (e) A written opinion of counsel for the Seller relating to organizational and enforceability matters (which opinion may be from in-house counsel, outside counsel or a combination thereof), reasonably satisfactory to the Purchaser, its counsel and the Rating Agencies, dated the Closing Date and addressed to the Purchaser, the Trustee, the Custodian, the Underwriters, the Initial Purchasers and each of the Rating Agencies, together with such other written opinions, including as to insolvency matters, as may be required by the Rating Agencies; and

           (f) Such further certificates, opinions and documents as the Purchaser may reasonably request prior to the Closing Date.

           SECTION 7 Costs. Whether or not this Agreement is terminated, both the Seller and the Purchaser shall pay their respective share of the transaction expenses incurred in connection with the transactions contemplated herein as set forth in the closing statement prepared by the Purchaser and delivered to and approved by the Seller on or before the Closing Date, and in the memorandum of understanding to which the Seller and the Purchaser (or an affiliate thereof) are parties with respect to the transactions contemplated by this Agreement.

           SECTION 8 Grant of a Security Interest. It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Seller to the Purchaser as provided in Section 2 of this Agreement be, and be construed as, a sale of the Mortgage Loans by the Seller to the Purchaser and not as a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then, (a) it is the express intent of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller, and (b) (i) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the UCC of the applicable jurisdiction; (ii) the conveyance provided for in Section 2 of this Agreement shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the Mortgage Loans, and all amounts payable to the holder of the Mortgage Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation, all amounts, other than investment earnings (other than investment earnings required by Section 3.19(a) of the Pooling and Servicing Agreement to offset Prepayment Interest Shortfalls), from time to time held or invested in the applicable Master Servicer's Collection Account, the Distribution Account or, if established, the REO Account whether in the form of cash, instruments, securities or other property; (iii) the assignment to the Trustee of the interest of the Purchaser as contemplated by
Section 1 of this Agreement shall be deemed to be an assignment of any security interest created hereunder; (iv) the possession by the Trustee or any of its agents, including, without limitation, the Custodian, of the Mortgage Notes, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be possession by the secured party for purposes of perfecting the security interest pursuant to Section 9-313 of the UCC of the applicable jurisdiction; and (v) notifications to persons (other than the Trustee) holding such property, and acknowledgments, receipts or confirmations from persons (other than the Trustee) holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the secured party for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement. The Seller does hereby consent to the filing by the Purchaser of financing statements relating to the transactions contemplated hereby without the signature of the Seller.

           SECTION 9 Notice of Exchange Act Reportable Events. The Seller hereby agrees to deliver to the Purchaser any disclosure information relating to any event, specifically relating to the Seller, reasonably determined in good faith by the Purchaser as required to be reported on Form 8-K, Form 10-D or Form 10-K by the Trust (in formatting reasonably appropriate for inclusion in such form) insofar as such disclosure is required under Item 1117 or 1119 of Regulation AB or Item 1.03 to Form 8-K. The Seller shall use reasonable efforts to deliver proposed disclosure language relating to any event, specifically relating to the Seller (in its role as Sponsor), described under Item 1117 or 1119 of Regulation AB or Item 1.03 to Form 8-K to the Purchaser as soon as reasonably practicable after the Seller becomes aware of such event and in no event more than two business days following the occurrence of such event if such event is reportable under Item 1.03 to Form 8-K. The obligation of the Seller to provide the above referenced disclosure materials in any fiscal year of the Trust will terminate upon the Trustee's filing of a Form 15 with respect to the Trust as to that fiscal year in accordance with Section 8.16 of the Pooling and Servicing Agreement or the reporting requirements with respect to the Trust under the Securities Exchange Act of 1934, as amended (the "1934 Act"), have otherwise automatically suspended. The Seller hereby acknowledges that the information to be provided by it pursuant to this Section 9 will be used in the preparation of reports on Form 8-K, Form 10-D or Form 10-K with respect to the Trust as required under the 1934 Act and any applicable rules promulgated thereunder and as required under Regulation AB.

           SECTION 10 Notices. All notices, copies, requests, consents, demands and other communications required hereunder shall be in writing and sent either by certified mail (return receipt requested) or by courier service (proof of delivery requested) and also by facsimile transmission to the intended recipient at the "Address for Notices" specified for such party on Exhibit A hereto, or as to either party, at such other address as shall be designated by such party in a notice hereunder to the other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when received (in the case of a notice sent by mail or courier service) or transmitted (in the case of a faxed notice), in each case given or addressed as aforesaid.

           SECTION 11 Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser (and by the Purchaser to the Trustee).

           SECTION 12 Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law that prohibits or renders void or unenforceable any provision hereof.

           SECTION 13 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

           SECTION 14 GOVERNING LAW; WAIVER OF TRIAL BY JURY. THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF NEW YORK. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT. THE PARTIES HERETO HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

           SECTION 15 Attorneys' Fees. If any legal action, suit or proceeding is commenced between the Seller and the Purchaser regarding their respective rights and obligations under this Agreement, the prevailing party shall be entitled to recover, in addition to damages or other relief, costs and expenses, attorneys' fees and court costs (including, without limitation, expert witness fees). As used herein, the term "prevailing party" shall mean the party that obtains the principal relief it has sought, whether by compromise settlement or judgment. If the party that commenced or instituted the action, suit or proceeding shall dismiss or discontinue it without the concurrence of the other party, such other party shall be deemed the prevailing party.

           SECTION 16 Further Assurances. The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

           SECTION 17 Successors and Assigns. The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser, the Underwriters (as intended third party beneficiaries hereof), the Initial Purchasers (also as intended third party beneficiaries hereof) and their permitted successors and assigns. This Agreement is enforceable by the Underwriters, the Initial Purchasers and the other third party beneficiaries hereto in all respects to the same extent as if they had been signatories hereof.

           SECTION 18 Amendments. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party hereto against whom such waiver or modification is sought to be enforced. The Seller's obligations hereunder shall in no way be expanded, changed or otherwise affected by any amendment of or modification to the Pooling and Servicing Agreement, including, without limitation, any defined terms therein, unless the Seller has consented to such amendment or modification in writing.

           SECTION 19 Accountants' Letters. The parties hereto shall cooperate with Ernst & Young LLP in making available all information and taking all steps reasonably necessary to permit such accountants to deliver the letters required by the Underwriting Agreement and the Certificate Purchase Agreement.

           SECTION 20 Knowledge. Whenever a representation or warranty or other statement in this Agreement (including, without limitation, Schedule I hereto) is made with respect to a Person's "knowledge," such statement refers to such Person's employees or agents who were or are responsible for or involved with the indicated matter and have actual knowledge of the matter in question.

           SECTION 21 Cross-Collateralized Mortgage Loans. Each Crossed Loan Group is identified on the Mortgage Loan Schedule. For purposes of reference, the Mortgaged Property that relates or corresponds to any of the Mortgage Loans in a Crossed Loan Group shall be the property identified in the Mortgage Loan Schedule as corresponding thereto. The provisions of this Agreement, including, without limitation, each of the representations and warranties set forth in
Schedule I hereto and each of the capitalized terms used herein but defined in the Pooling and Servicing Agreement, shall be interpreted in a manner consistent with this Section 21. In addition, if there exists with respect to any Crossed Loan Group only one original of any document referred to in the definition of "Mortgage File" in this Agreement and covering all the Mortgage Loans in such Crossed Loan Group, the inclusion of the original of such document in the Mortgage File for any of the Mortgage Loans in such Crossed Loan Group shall be deemed an inclusion of such original in the Mortgage File for each such Mortgage Loan.

                      [SIGNATURE PAGES TO FOLLOW]

           IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                  SELLER

                                  ARTESIA MORTGAGE CAPITAL CORPORATION



                                  By:/s/ Diane Kelsey Kutas
                                     -----------------------------------
                                     Name: Diane Kelsey Kutas
                                     Title: Managing Director

                                  PURCHASER

                                  MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                  By:  /s/ David M. Rodgers
                                     -----------------------------------
                                     Name:  David M. Rodgers
                                     Title: Executive Vice President,
                                            Chief Officer in Charge of
                                            Commercial Mortgage Securitization

                                    EXHIBIT A

Seller:

Address for Notices:

Artesia Mortgage Capital Corporation
1180 NW Maple Street, Suite 202
Issaquah, Washington  98027
Attention:  Guy Cools and Diana Kelsey Kutas
Facsimile No.:  (425) 313-1005

Purchaser:

Address for Notices:

Merrill Lynch Mortgage Investors, Inc.
c/o Global Commercial Real Estate
Four World Financial Center, 16th Floor
250 Vesey Street
New York, New York  10080
Attention:  David M. Rodgers
Telecopier No.:  (212) 449-7684

with a copy to:

Merrill Lynch Mortgage Investors, Inc.
c/o Global Commercial Real Estate
4 World Financial Center, 16th Floor
250 Vesey Street
New York, New York  10080
Attn:  Director of CMBS Securitization
Facsimile No.:  212-449-7684

and

Merrill Lynch Mortgage Investors, Inc.
Four World Financial Center, 12th Floor
250 Vesey Street
New York, New York  10080
Attention: General Counsel for Global
           Commercial Real Estate in the Office
           of the General Counsel
Telecopier No.:  (212) 449-0265

                                   SCHEDULE I

                  Mortgage Loan Representations and Warranties

           For purposes of this Schedule I, the "Value" of a Mortgaged Property shall mean the value of such Mortgaged Property as determined by the appraisal (and subject to the assumptions set forth in the appraisal) performed in connection with the origination of the related Mortgage Loan.

           1. Mortgage Loan Schedule. The information set forth in the Mortgage Loan Schedule with respect to the Mortgage Loans is true and correct in all material respects (and contains all the items listed in the definition of "Mortgage Loan Schedule") as of the dates of the information set forth therein or, if not set forth therein, and in all events no earlier than, as of the respective Cut-off Dates for the Mortgage Loans.

           2. Ownership of Mortgage Loans. Immediately prior to the transfer of the Mortgage Loans to the Purchaser, the Seller had good title to, and was the sole owner of, each Mortgage Loan. The Seller has full right, power and authority to transfer and assign each Mortgage Loan to or at the direction of the Purchaser free and clear of any and all pledges, liens, charges, security interests, participation interests and/or other interests and encumbrances (except for certain servicing rights as provided in the Pooling and Servicing Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto and the rights of a holder of a related Non-Trust Loan pursuant to a Loan Combination Intercreditor Agreement). The Seller has validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to each Mortgage Loan free and clear of any pledge, lien, charge, security interest or other encumbrance (except for certain servicing rights as provided in the Pooling and Servicing Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto); provided that recording and/or filing of various transfer documents are to be completed after the Closing Date as contemplated hereby and by the Pooling and Servicing Agreement. The sale of the Mortgage Loans to the Purchaser or its designee does not require the Seller to obtain any governmental or regulatory approval or consent that has not been obtained. Each Mortgage Note is, or shall be as of the Closing Date, properly endorsed to the Purchaser or its designee and each such endorsement is, or shall be as of the Closing Date, genuine.

           3. Payment Record. No scheduled payment of principal and/or interest under any Mortgage Loan was 30 days or more past due as of the Due Date for such Mortgage Loan in June 2007, without giving effect to any applicable grace period, nor was any such payment 30 days or more delinquent since the date of origination of any Mortgage Loan, without giving effect to any applicable grace period.

           4. Lien; Valid Assignment. Each Mortgage related to and delivered in connection with each Mortgage Loan constitutes a valid and, subject to the limitations and exceptions set forth in representation 13 below, enforceable first priority lien upon the related Mortgaged Property, prior to all other liens and encumbrances, and there are no liens and/or encumbrances that are pari passu with the lien of such Mortgage, in any event subject, however, to the following (collectively, the "Permitted Encumbrances"): (a) the lien for current real estate taxes, ground rents, water charges, sewer rents and assessments not yet delinquent or accruing interest or penalties; (b) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and/or are referred to in the related lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy, a "marked-up" commitment binding upon the title insurer or escrow instructions binding on the title insurer and irrevocably obligating the title insurer to issue such title insurance policy); (c) exceptions and exclusions specifically referred to in such lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy, a "marked-up" commitment binding upon the title insurer or escrow instructions binding on the title insurer and irrevocably obligating the title insurer to issue such title insurance policy); (d) other matters to which like properties are commonly subject; (e) the rights of tenants (as tenants only) under leases (including subleases) pertaining to the related Mortgaged Property; (f) if such Mortgage Loan constitutes a Cross-Collateralized Mortgage Loan, the lien of the Mortgage for another Mortgage Loan contained in the same Crossed Group; (g) if the related Mortgaged Property consists of one or more units in a condominium, the related condominium declaration; and (h) the rights of the holder of any Non-Trust Loan that is part of a related Loan Combination to which any such Mortgage Loan belongs. The Permitted Encumbrances do not, individually or in the aggregate, materially interfere with the security intended to be provided by the related Mortgage, the current principal use of the related Mortgaged Property, the Value of the Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service such Mortgage Loan. The related assignment of such Mortgage executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name and address of the assignee and any related recording information which is not yet available to the Seller) and constitutes a legal, valid, binding and, subject to the limitations and exceptions set forth in representation 13 below, enforceable assignment of such Mortgage from the relevant assignor to the Trustee.

           5. Assignment of Leases and Rents. There exists, as part of the related Mortgage File, an Assignment of Leases (either as a separate instrument or as part of the Mortgage) that relates to and was delivered in connection with each Mortgage Loan and that establishes and creates a valid, subsisting and, subject to the limitations and exceptions set forth in representation 13 below, enforceable first priority lien on and security interest in, subject to applicable law, the property, rights and interests of the related Mortgagor described therein, except for Permitted Encumbrances and except for the holder of any related Non-Trust Loan that is part of a related Loan Combination to which any such Mortgage Loan belongs, and except that a license may have been granted to the related Mortgagor to exercise certain rights and perform certain obligations of the lessor under the relevant lease or leases, including, without limitation, the right to operate the related leased property so long as no event of default has occurred under such Mortgage Loan; and each assignor thereunder has the full right to assign the same. The related assignment of any Assignment of Leases not included in a Mortgage, executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name and address of the assignee and any related recording information which is not yet available to the Seller), and constitutes a legal, valid, binding and, subject to the limitations and exceptions set forth in representation 13 below, enforceable assignment of such Assignment of Leases from the relevant assignor to the Trustee. The related Mortgage or related Assignment of Leases, subject to applicable law, provides for the appointment of a receiver for the collection of rents or for the related mortgagee to enter into possession of the related Mortgaged Property to collect the rents or provides for rents to be paid directly to the related mortgagee, if there is an event of default beyond applicable notice and grace periods. Except for the holder of the related Non Trust Loan with respect to any Mortgage Loan that is part of a Loan Combination, no person other than the related Mortgagor owns any interest in any payments due under the related leases on which the Mortgagor is the landlord, covered by the related Assignment of Leases.

           6. Mortgage Status; Waivers and Modifications. In the case of each Mortgage Loan, except by a written instrument which has been delivered to the Purchaser or its designee as a part of the related Mortgage File, (a) the related Mortgage (including any amendments or supplements thereto included in the related Mortgage File) has not been impaired, waived, modified, altered, satisfied, canceled, subordinated or rescinded in any material manner, (b) neither the related Mortgaged Property nor any material portion thereof has been released from the lien of such Mortgage and (c) the related Mortgagor has not been released from its obligations under such Mortgage, in whole or in material part. With respect to each Mortgage Loan, since the later of (a) May 31, 2007 and (b) the closing date of such Mortgage Loan, the Seller has not executed any written instrument that (i) impaired, satisfied, canceled, subordinated or rescinded such Mortgage Loan, (ii) waived, modified or altered any material term of such Mortgage Loan, (iii) released the Mortgaged Property or any material portion thereof from the lien of the related Mortgage, or (iv) released the related Mortgagor from its obligations under such Mortgage Loan in whole or material part. For avoidance of doubt, the preceding sentence does not relate to any release of escrows by the Seller or a servicer on its behalf.

           7. Condition of Property; Condemnation. In the case of each Mortgage Loan, except as set forth in an engineering report prepared by an independent engineering consultant in connection with the origination of such Mortgage Loan, the related Mortgaged Property is, to the Seller's knowledge, in good repair and free and clear of any damage that would materially and adversely affect its value as security for such Mortgage Loan (except in any such case where an escrow of funds, letter of credit or insurance coverage exists sufficient to effect the necessary repairs and maintenance). As of the date of origination of the Mortgage Loan, there was no proceeding pending for the condemnation of all or any material part of the related Mortgaged Property. As of the Closing Date, the Seller has not received notice and has no knowledge of any proceeding pending for the condemnation of all or any material portion of the Mortgaged Property securing any Mortgage Loan. As of the date of origination of each Mortgage Loan and, to the Seller's knowledge based upon surveys and/or the title insurance policy referred to in representation 8 below, as of the date hereof,
(a) none of the material improvements on the related Mortgaged Property encroach upon the boundaries and, to the extent in effect at the time of construction, do not encroach upon the building restriction lines of such property, and none of the material improvements on the related Mortgaged Property encroached over any easements, except, in each case, for encroachments that are insured against by the lender's title insurance policy referred to in representation 8 below or that do not materially and adversely affect the Value or current use of such Mortgaged Property and (b) no improvements on adjoining properties encroached upon such Mortgaged Property so as to materially and adversely affect the Value of such Mortgaged Property, except those encroachments that are insured against by the lender's title insurance policy referred to in representation 8 below.

           8. Title Insurance. Each Mortgaged Property securing a Mortgage Loan is covered by an American Land Title Association (or an equivalent form of) lender's title insurance policy (the "Title Policy") (or, if such policy has yet to be issued, by a pro forma policy, a "marked up" commitment binding on the title insurer or escrow instructions binding on the title insurer irrevocably obligating the title insurer to issue such title insurance policy) in the original principal amount of such Mortgage Loan after all advances of principal, insuring that the related Mortgage is a valid first priority lien on such Mortgaged Property, subject only to the Permitted Encumbrances, except that in the case of a Mortgage Loan as to which the related Mortgaged Property is made up of more than one parcel of property, each of which is secured by a separate Mortgage, such Mortgage (and therefore the related Title Policy) may be in an amount less than the original principal amount of the Mortgage Loan, but is not less than the allocated amount of subject parcel constituting a portion of the related Mortgaged Property. Such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid, no material claims have been made thereunder and no claims have been paid thereunder. No holder of the related Mortgage has done, by act or omission, anything that would materially impair the coverage under such Title Policy. Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee, such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) inures to the benefit of the Trustee as sole insured without the consent of or notice to the insurer. Such Title Policy contains no material exclusion for whether, or it affirmatively insures (unless the related Mortgaged Property is located in a jurisdiction where such affirmative insurance is not available) that, (a) the related Mortgaged Property has access to a public road, and (b) the area shown on the survey, if any, reviewed or prepared in connection with the origination of the related Mortgage Loan is the same as the property legally described in the related Mortgage.

           9. No Holdback. The proceeds of each Mortgage Loan have been fully disbursed (except in those cases where the full amount of the Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts (pending the satisfaction of certain conditions relating to leasing, repair or other matters with respect to the related Mortgaged Property) documented as part of the Mortgage Loan documents and the rights to which are transferred to the Trustee) and there is no obligation for future advances with respect thereto.


           10. Mortgage Provisions. The Mortgage Loan documents for each Mortgage Loan, together with applicable state law, contain customary and, subject to the limitations and exceptions set forth in representation 13 below, enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby, including, without limitation, judicial or non-judicial foreclosure or similar proceedings (as applicable for the jurisdiction where the related Mortgaged Property is located). None of the Mortgage Loan documents contains any provision that expressly excuses the related Mortgagor from obtaining and maintaining insurance coverage for acts of terrorism.

           11. Trustee under Deed of Trust. If the Mortgage for any Mortgage Loan is a deed of trust, then (a) a trustee, duly qualified under applicable law to serve as such, has either been properly designated and currently so serves or may be substituted in accordance with the Mortgage and applicable law, and (b) no fees or expenses are or will become payable to such trustee by the Seller, the Purchaser or any transferee thereof except in connection with a trustee's sale after default by the related Mortgagor or in connection with any full or partial release of the related Mortgaged Property or related security for such Mortgage Loan.

           12. Environmental Conditions. Except in the case of the Mortgaged Properties identified on Annex B hereto (as to which properties the only environmental investigation conducted in connection with the origination of the related Mortgage Loan related to asbestos-containing materials and lead-based paint), (a) an environmental site assessment meeting ASTM standards and covering all environmental hazards typically assessed for similar properties including use, type and tenants of the related Mortgaged Property, a transaction screen meeting ASTM standards or an update of a previously conducted environmental site assessment (which update may have been performed pursuant to a database update), was performed by an independent third-party environmental consultant (licensed to the extent required by applicable state law) with respect to each Mortgaged Property securing a Mortgage Loan in connection with the origination of such Mortgage Loan, (b) the report of each such assessment, update or screen, if any (an "Environmental Report"), is dated no earlier than (or, alternatively, has been updated within) twelve (12) months prior to the date hereof, (c) a copy of each such Environmental Report has been delivered to the Purchaser, and (d) either: (i) no such Environmental Report, if any, reveals that as of the date of the report there is a material violation of applicable environmental laws with respect to any known circumstances or conditions relating to the related Mortgaged Property; or (ii) if any such Environmental Report does reveal any such circumstances or conditions with respect to the related Mortgaged Property and the same have not been subsequently remediated in all material respects, then one or more of the following are true--(A) one or more parties not related to the related Mortgagor and collectively having financial resources reasonably estimated to be adequate to cure the violation was identified as the responsible party or parties for such conditions or circumstances, and such conditions or circumstances do not materially impair the Value of the related Mortgaged Property, (B) the related Mortgagor was required to provide additional security reasonably estimated to be adequate to cure the violations and/or to obtain and, for the period contemplated by the related Mortgage Loan documents, maintain an operations and maintenance plan, (C) the related Mortgagor, or other responsible party, provided a "no further action" letter or other evidence that would be acceptable to a reasonably prudent commercial mortgage lender, that applicable federal, state or local governmental authorities had no current intention of taking any action, and are not requiring any action, in respect of such conditions or circumstances, (D) such conditions or circumstances were investigated further and based upon such additional investigation, a qualified environmental consultant recommended no further investigation or remediation,
(E) the expenditure of funds reasonably estimated to be necessary to effect such remediation is not greater than 2% of the outstanding principal balance of the related Mortgage Loan, (F) there exists an escrow of funds reasonably estimated to be sufficient for purposes of effecting such remediation, (G) the related Mortgaged Property is insured under a policy of insurance, subject to certain per occurrence and aggregate limits and a deductible, against certain losses arising from such circumstances and conditions or (H) a responsible party provided a guaranty or indemnity to the related Mortgagor to cover the costs of any required investigation, testing, monitoring or remediation and, as of the date of origination of the related Mortgage Loan, such responsible party had financial resources reasonably estimated to be adequate to cure the subject violation in all material respects. To the Seller's actual knowledge and without inquiry beyond the related Environmental Report, there are no significant or material circumstances or conditions with respect to such Mortgaged Property not revealed in any such Environmental Report, where obtained, or in any Mortgagor questionnaire delivered to the Seller in connection with the issue of any related environmental insurance policy, if applicable, that would require investigation or remediation by the related Mortgagor under, or otherwise be a material violation of, any applicable environmental law. The Mortgage Loan documents for each Mortgage Loan require the related Mortgagor to comply in all material respects with all applicable federal, state and local environmental laws and regulations. Each of the Mortgage Loans identified on Annex C hereto is covered by a secured creditor environmental insurance policy and each such policy is noncancellable during its term, is in the amount at least equal to 125% of the principal balance of the Mortgage Loan, has a term ending no sooner than the date which is five years after the maturity date of the Mortgage Loan to which it relates and either does not provide for a deductible or the deductible amount is held in escrow and all premiums have been paid in full. Each Mortgagor represents and warrants in the related Mortgage Loan documents that except as set forth in certain environmental reports and to its knowledge it has not used, caused or permitted to exist and will not use, cause or permit to exist on the related Mortgaged Property any hazardous materials in any manner which violates federal, state or local laws, ordinances, regulations, orders, directives or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of hazardous materials. The related Mortgagor (or affiliate thereof) has agreed to indemnify, defend and hold the Seller and its successors and assigns harmless from and against any and all losses, liabilities, damages, injuries, penalties, fines, out-of-pocket expenses and claims of any kind whatsoever (including attorneys' fees and costs) paid, incurred or suffered by or asserted against, any such party resulting from a breach of environmental representations, warranties or covenants given by the Mortgagor in connection with such Mortgage Loan.

           13. Loan Document Status. Each Mortgage Note, Mortgage, and each other agreement executed by or on behalf of the related Mortgagor with respect to each Mortgage Loan is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or one form of action law or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by (i) bankruptcy, insolvency, reorganization, receivership, fraudulent transfer and conveyance or other similar laws affecting the enforcement of creditors' rights generally, (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and (iii) public policy considerations underlying applicable securities laws, to the extent that such public policy considerations limit the enforceability of provisions that purport to provide indemnification from liabilities under applicable securities laws, and except that certain provisions in such loan documents may be further limited or rendered unenforceable by applicable law, but (subject to the limitations set forth in the foregoing clauses (i) and (ii)) such limitations or unenforceability will not render such loan documents invalid as a whole or substantially interfere with the mortgagee's realization of the principal benefits and/or security provided thereby. There is no valid defense, counterclaim or right of offset or rescission available to the related Mortgagor with respect to such Mortgage Note, Mortgage or other agreements that would deny the mortgagee the principal benefits intended to be provided thereby, except in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, prepayment premiums or yield maintenance charges.

           14. Insurance. Except in certain cases where tenants, having a net worth of at least $50,000,000 or an investment grade credit rating (and, if rated by Fitch, a credit rating of at least "A-" by Fitch) and obligated to maintain the insurance described in this paragraph, are allowed to self-insure the related Mortgaged Properties, all improvements upon each Mortgaged Property securing a Mortgage Loan are insured under a fire and extended perils insurance (or the equivalent) policy, in an amount at least equal to the lesser of the outstanding principal balance of such Mortgage Loan and 100% of the full insurable replacement cost of the improvements located on the related Mortgaged Property, and if applicable, the related hazard insurance policy contains appropriate endorsements to avoid the application of co-insurance and does not permit reduction in insurance proceeds for depreciation. Each Mortgaged Property is also covered by comprehensive general liability insurance in amounts customarily required by prudent commercial mortgage lenders for properties of similar types. Each Mortgaged Property securing a Mortgage Loan is the subject of a business interruption or rent loss insurance policy providing coverage for at least twelve (12) months (or a specified dollar amount which is reasonably estimated to cover no less than twelve (12) months of rental income), unless such Mortgaged Property constitutes a manufactured housing community. If any portion of the improvements on a Mortgaged Property securing any Mortgage Loan was, at the time of the origination of such Mortgage Loan, in an area identified in the Federal Register by the Flood Emergency Management Agency as a special flood hazard area (Zone A or Zone V), and flood insurance was available, a flood insurance policy is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of: (1) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement basis, (2) the outstanding principal balance of such Mortgage Loan, and (3) the maximum amount of insurance available under the applicable federal flood insurance program. Each Mortgaged Property located in California or in seismic zones 3 and 4 is covered by seismic insurance to the extent such Mortgaged Property has a probable maximum loss of greater than twenty percent (20%) of the replacement value of the related improvements, calculated using methodology acceptable to a reasonably prudent commercial mortgage lender with respect to similar properties in the same area or earthquake zone. Each Mortgaged Property located within Florida or within 25 miles of the coast of North Carolina, South Carolina, Georgia, Alabama, Mississippi, Louisiana or Texas is insured by windstorm insurance in an amount at least equal to the lesser of (i) the outstanding principal balance of the related Mortgage Loan and (ii) 100% of the insurable replacement cost of the improvements located on such Mortgaged Property (less physical depreciation). All such hazard and flood insurance policies contain a standard mortgagee clause for the benefit of the holder of the related Mortgage, its successors and assigns, as mortgagee, and are not terminable (nor may the amount of coverage provided thereunder be reduced) without at least ten (10) days' prior written notice to the mortgagee; and no such notice has been received, including any notice of nonpayment of premiums, that has not been cured. Additionally, for any Mortgage Loan having a Cut-off Date Balance equal to or greater than $20,000,000, the insurer for all of the required coverages set forth herein has a claims paying ability or financial strength rating from S&P or Moody's of not less than A-minus (or the equivalent), or from A.M. Best Company of not less than "A-minus: V" (or the equivalent) and, if rated by Fitch, of not less than "A-" from Fitch (or the equivalent). With respect to each Mortgage Loan, the related Mortgage Loan documents require that the related Mortgagor or a tenant of such Mortgagor maintain insurance as described above or permit the related mortgagee to require insurance as described above. Except under circumstances that would be reasonably acceptable to a prudent commercial mortgage lender or that would not otherwise materially and adversely affect the security intended to be provided by the related Mortgage, the Mortgage Loan documents for each Mortgage Loan provide that proceeds paid under any such casualty insurance policy will (or, at the lender's option, will) be applied either to the repair or restoration of all or part of the related Mortgaged Property or to the payment of amounts due under such Mortgage Loan; provided that the related Mortgage Loan documents may entitle the related Mortgagor to any portion of such proceeds remaining after the repair or restoration of the related Mortgaged Property or payment of amounts due under the Mortgage Loan; and provided, further, that, if the related Mortgagor holds a leasehold interest in the related Mortgaged Property, the application of such proceeds will be subject to the terms of the related Ground Lease (as defined in representation 18 below).

           Each Mortgaged Property is insured by an "all-risk" casualty insurance policy that does not contain an express exclusion for (or, alternatively, is covered by a separate policy that insures against property damage resulting from) acts of terrorism.

           15. Taxes and Assessments. There are no delinquent property taxes or assessments or other outstanding charges affecting any Mortgaged Property securing a Mortgage Loan that are a lien of priority equal to or higher than the lien of the related Mortgage and that have not been paid or are not otherwise covered by an escrow of funds sufficient to pay such charge. For purposes of this representation and warranty, real property taxes and assessments and other charges shall not be considered delinquent until the date on which interest and/or penalties would be payable thereon.

           16. Mortgagor Bankruptcy. No Mortgagor under a Mortgage Loan is a debtor in any state or federal bankruptcy, insolvency or similar proceeding.

           17. Local Law Compliance. To the Seller's knowledge, based upon a letter from governmental authorities, a legal opinion, a zoning consultant's report or an endorsement to the related Title Policy, or based on such other due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the subject Mortgaged Property is located (including, without limitation, when commercially reasonable, a representation of the related Mortgagor at the time of origination of the subject Mortgage Loan), the improvements located on or forming part of each Mortgaged Property securing a Mortgage Loan are in material compliance with applicable zoning laws and ordinances or constitute a legal non-conforming use or structure (or, if any such improvement does not so comply and does not constitute a legal non-conforming use or structure, such non-compliance and failure does not materially and adversely affect the Value of the related Mortgaged Property). In the case of each legal non-conforming use or structure, the related Mortgaged Property may be restored or repaired to the full extent of the use or structure at the time of such casualty or law and ordinance coverage has been obtained in an amount that would be required by prudent commercial mortgage lenders (or, if the related Mortgaged Property may not be restored or repaired to the full extent of the use or structure at the time of such casualty and law and ordinance coverage has not been obtained in an amount that would be required by prudent commercial mortgage lenders, such fact does not materially and adversely affect the Value of the related Mortgaged Property).

           18. Material Leasehold Estate. If any Mortgage Loan is secured by the interest of a Mortgagor as a lessee under a ground lease of all or a material portion of a Mortgaged Property (together with any and all written amendments and modifications thereof and any and all estoppels from or other agreements with the ground lessor, a "Ground Lease"), but not by the related fee interest in such Mortgaged Property or such material portion thereof (the "Fee Interest"), then:

               (i) such Ground Lease or a memorandum thereof has been or will be promptly submitted for recordation; such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage; and there has been no material change in the terms of such Ground Lease since its recordation, with the exception of material changes reflected in written instruments which are a part of the related Mortgage File; and if required by such Ground Lease, the lessor thereunder has received notice of the lien of the related Mortgage in accordance with the provisions of such Ground Lease;

               (ii) the related lessee's leasehold interest in the portion of the related Mortgaged Property covered by such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related Fee Interest and Permitted Encumbrances;

               (iii) upon foreclosure of such Mortgage Loan (or acceptance of a deed in lieu thereof), the Mortgagor's interest in such Ground Lease is assignable to, and is thereafter further assignable by, the Purchaser upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained); provided that such Ground Lease has not been terminated and all amounts owed thereunder have been paid;

               (iv) such Ground Lease is in full force and effect, and, to the Seller's knowledge, no material default has occurred under such Ground Lease;

               (v) such Ground Lease requires the lessor thereunder to give notice of any default by the lessee to the mortgagee under such Mortgage Loan; and such Ground Lease further provides that no notice of termination given under such Ground Lease is effective against the mortgagee under such Mortgage Loan unless a copy has been delivered to such mortgagee in the manner described in such Ground Lease;

               (vi) the mortgagee under such Mortgage Loan is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground Lease;

               (vii) such Ground Lease either (i) has an original term which extends not less than twenty (20) years beyond the Stated Maturity Date of such Mortgage Loan, or (ii) has a term, if with extension options that are exercisable by the lender upon its taking possession of the Mortgagor's leasehold interest are exercised, would cause the term of such Ground Lease to extend not less than twenty (20) years beyond the Stated Maturity Date of such Mortgage Loan;

               (viii) such Ground Lease requires the lessor to enter into a new lease with a mortgagee upon termination of such Ground Lease for any reason, including as a result of a rejection of such Ground Lease in a bankruptcy proceeding involving the related Mortgagor, unless the mortgagee under such Mortgage Loan fails to cure a default of the lessee that is susceptible to cure by the mortgagee under such Ground Lease following notice thereof from the lessor;

               (ix) under the terms of such Ground Lease and the related Mortgage or related Mortgage Loan documents, taken together, any related casualty insurance proceeds (other than de minimis amounts for minor casualties) with respect to the leasehold interest will be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (ii) to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon;

               (x) such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender in the lending area where the related Mortgaged Property is located at the time of the origination of such Mortgage Loan; and

               (xi) such Ground Lease provides that (i) it may not be amended, modified, cancelled or terminated without the prior written consent of the mortgagee under such Mortgage Loan, and (ii) any such action without such consent is not binding on such mortgagee, its successors or assigns.

           19. Qualified Mortgage. Each Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code and Treasury Regulations
Section 1.860G-2(a) (but without regard to the rule in Treasury Regulations
Section 1.860G-2(a)(3) or Section 1.860G-2(f)(2) that treats a defective obligation as a qualified mortgage under certain circumstances). Each Mortgage Loan is directly secured by an interest in real property (within the meaning of Treasury Regulations Section 1.856-3(c) and 1.856-3(d)), and either (1) the fair market value of the interest in real property which secures such Mortgage Loan was at least equal to 80% of the principal amount of such Mortgage Loan at the time the Mortgage Loan was (a) originated or modified (within the meaning of Treasury Regulations Section 1.860G-2(b)(1)) or (b) contributed to the Trust Fund, or (2) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect an interest in real property and such interest in real property was the only security for the Mortgage Loan at the time such Mortgage Loan was originated or modified. For purposes of the previous sentence, the fair market value of the referenced interest in real property shall first be reduced by (1) the amount of any lien on such interest in real property that is senior to the Mortgage Loan, and (2) a proportionate amount of any lien on such interest in real property that is in parity with the Mortgage Loan.

           20. Advancement of Funds. In the case of each Mortgage Loan, neither the Seller nor, to the Seller's knowledge, any prior holder of such Mortgage Loan has advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property (other than (a) amounts paid by the tenant as specifically provided under a related lease or by the property manager or (b) application and commitment fees, escrow funds, points and reimbursements for fees and expenses incurred in connection with the origination and funding of the Mortgage Loan), for the payment of any amount required by such Mortgage Loan, except for interest accruing from the date of origination of such Mortgage Loan or the date of disbursement of the Mortgage Loan proceeds, whichever is later, to the date which preceded by 30 days the first due date under the related Mortgage Note.

           21. No Equity Interest, Equity Participation or Contingent Interest. No Mortgage Loan contains any equity participation by the mortgagee thereunder, is convertible by its terms into an equity ownership interest in the related Mortgaged Property or the related Mortgagor, provides for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property, or provides for the negative amortization of interest, except that, in the case of an ARD Loan, such Mortgage Loan provides that, during the period commencing on or about the related Anticipated Repayment Date and continuing until such Mortgage Loan is paid in full, (a) additional interest shall accrue and may be compounded monthly and shall be payable only after the outstanding principal of such Mortgage Loan is paid in full, and (b) subject to available funds, a portion of the cash flow generated by such Mortgaged Property will be applied each month to pay down the principal balance thereof in addition to the principal portion of the related monthly payment.

           22. Legal Proceedings. To the Seller's knowledge, there are no pending actions, suits, proceedings or governmental investigations by or before any court or governmental authority against or affecting the Mortgagor under any Mortgage Loan or the related Mortgaged Property that, if determined adversely to such Mortgagor or Mortgaged Property, would materially and adversely affect the value of the Mortgaged Property as security for such Mortgage Loan or the current ability of the Mortgagor to pay principal, interest or any other amounts due under such Mortgage Loan.

           23. Other Mortgage Liens. Except with respect to another Mortgage Loan (which will also be an asset of the Trust Fund) cross-collateralized with a Mortgage Loan, none of the Mortgage Loans permits the related Mortgaged Property to be encumbered by any other mortgage lien junior to or of equal priority with the lien of the related Mortgage without the prior written consent of the holder thereof or the satisfaction of debt service coverage or similar criteria specified therein. To the Seller's knowledge, except as indicated in the preceding sentence and except for cases involving other Mortgage Loans, none of the Mortgaged Properties securing the Mortgage Loans is encumbered by any mortgage liens junior to or of equal priority with the liens of the related Mortgage. The related Mortgage Loan documents require the Mortgagor under each Mortgage Loan to pay all reasonable costs and expenses related to any required consent to an encumbrance, including any applicable Rating Agency fees, or would permit the related mortgagee to withhold such consent if such costs and expenses are not paid by a party other than such mortgagee.

           24. No Mechanics' Liens. As of the date of origination, each Mortgaged Property securing a Mortgage Loan (exclusive of any related personal property) was free and clear of any and all mechanics' and materialmen's liens that were prior or equal to the lien of the related Mortgage and that were not bonded or escrowed for or covered by title insurance. As of the Closing Date, to the Seller's knowledge: (i) each Mortgaged Property securing a Mortgage Loan (exclusive of any related personal property) is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage and that are not bonded or escrowed for or covered by title insurance, and (ii) no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage and that is not bonded or escrowed for or covered by title insurance.

           25. Compliance. Other than any default interest or late charges, each Mortgage Loan (other than ARD Loans after their respective Anticipated Repayment Dates) complied with, or was exempt from, all applicable usury laws in effect at its date of origination.

           26. Licenses and Permits. To the Seller's knowledge, as of the date of origination of each Mortgage Loan and based on any of: (i) a letter from governmental authorities, (ii) a legal opinion, (iii) an endorsement to the related Title Policy, (iv) a representation of the related Mortgagor at the time of origination of such Mortgage Loan, (v) a zoning report from a zoning consultant, or (vi) other due diligence that a commercially reasonable originator of similar mortgage loans in the jurisdiction where the related Mortgaged Property is located customarily performs in the origination of comparable mortgage loans, the related Mortgagor, the related lessee, franchise or operator was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated or such material licenses, permits and franchises have otherwise been issued.

           27. Cross-Collateralization. No Mortgage Loan is cross-collateralized with any loan which is outside the Mortgage Pool. With respect to any group of cross-collateralized Mortgage Loans, the sum of the amounts of the respective Mortgages recorded on the related Mortgaged Properties with respect to such Mortgage Loans is at least equal to the total amount of such Mortgage Loans.

           28. Releases of Mortgaged Properties. No Mortgage Note or Mortgage requires the mortgagee to release all or any material portion of the related Mortgaged Property from the lien of the related Mortgage except upon (i) payment in full of all amounts due under the related Mortgage Loan or (ii) delivery of "government securities" within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended (the "Investment Company Act"), in connection with a defeasance of the related Mortgage Loan; provided that the Mortgage Loans that are Crossed Loans, and the other individual Mortgage Loans secured by multiple parcels, may require the respective mortgagee(s) to grant releases of portions of the related Mortgaged Property or the release of one or more related Mortgaged Properties upon (i) the satisfaction of certain legal and underwriting requirements or (ii) the payment of a release price in connection therewith; and provided, further, that certain Crossed Groups or individual Mortgage Loans secured by multiple parcels may permit the related Mortgagor to obtain the release of one or more of the related Mortgaged Properties by substituting comparable real estate property, subject to, among other conditions precedent, receipt of confirmation from each Rating Agency that such release and substitution will not result in a qualification, downgrade or withdrawal of any of its then-current ratings of the Certificates; and provided, further, that any Mortgage Loan may permit the unconditional release of one or more unimproved parcels of land to which the Seller did not give any material value in underwriting the Mortgage Loan.

           29. Defeasance. Each Mortgage Loan that contains a provision for any defeasance of mortgage collateral permits defeasance (i) no earlier than two years following the Closing Date and (ii) only with substitute collateral constituting "government securities" within the meaning of Section 2(a)(16) of the Investment Company Act. To the Seller's knowledge, the provisions of each such Mortgage Loan, if any, permitting defeasance are only for the purpose of facilitating the disposition of a Mortgaged Property and are not part of an arrangement to collateralize a REMIC offering with obligations that are not real estate mortgages.

           30. Defeasance and Assumption Costs. If any Mortgage Loan permits defeasance, then the related Mortgage Loan documents provide that the related Mortgagor is responsible for the payment of all reasonable costs and expenses associated with defeasance incurred by the related mortgagee, including Rating Agency fees. If any Mortgage Loan permits assumptions, then the related Mortgage Loan documents provide that the related Mortgagor is responsible for all reasonable costs and expenses associated with an assumption incurred by the related mortgagee.

           31. Fixed Rate Loans. Each Mortgage Loan bears interest at a rate that remains fixed throughout the remaining term of such Mortgage Loan, except in the case of an ARD Loan after its Anticipated Repayment Date and except for the imposition of a default rate, late charge or prepayment premium.

           32. Inspection. The Seller or an affiliate thereof inspected, or caused the inspection of, the related Mortgaged Property within the preceding twelve (12) months.

           33. No Material Default. To the Seller's knowledge, there exists no material default, breach, violation or event of acceleration under the Mortgage Note or Mortgage for any Mortgage Loan (other than payments due but not yet 30 days or more delinquent); provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration that pertains to or arises out of the subject matter otherwise covered by any other representation and warranty made by the Seller in this Schedule I.

           34. Due-on-Sale. The Mortgage, Mortgage Note or loan agreement for each Mortgage Loan contains a "due-on-sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the prior written consent of the holder of such Mortgage, either the related Mortgaged Property, or any direct controlling equity interest in the related Mortgagor, is transferred or sold, other than by reason of family and estate planning transfers, transfers by devise or descent or by operation of law upon death, transfers of less than a controlling interest in the Mortgagor, transfers of shares in public companies or other publicly traded interests, issuance of non-controlling new equity interests, transfers to an affiliate or to another pre-approved person, types of persons or categories of persons meeting the requirements of the Mortgage Loan, transfers among existing direct or indirect members, partners or shareholders in the Mortgagor, transfers among affiliated Mortgagors with respect to cross-collateralized Mortgage Loans or multi-property Mortgage Loans, transfers among co-Mortgagors, transfers of worn-out or obsolete furniture, furnishings and equipment or transfers of a similar nature to the foregoing meeting the requirements of the Mortgage Loan.

           35. Single Purpose Entity. The Mortgagor on each Mortgage Loan with a Cut-off Date Balance of $10,000,000 or more was, as of the origination of the Mortgage Loan, a Single Purpose Entity. For this purpose, a "Single Purpose Entity" shall mean an entity, other than an individual, whose organizational documents provide substantially to the effect that during the term of the Mortgage Loan it may only own and operate one or more of the Mortgaged Properties securing the Mortgage Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Properties, and whose organizational documents generally further provide, or which entity represented in the related Mortgage Loan documents, substantially to the effect that it does not have any material assets other than those related to its interest in and operation of such Mortgaged Property or Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan documents, that it has its own books and records and accounts separate and apart from any other person, that it holds itself out as a legal entity (separate and apart from any other person), that it will not guarantee or assume the debts of any other person, that it will not commingle assets with affiliates (other than co-obligors under the Mortgage Loan documents), and that it will not transact business with affiliates (except to the extent required by any cash management provisions of the related Mortgage Loan documents) except on an arm's-length basis.

           36. Whole Loan. Each Mortgage Loan is a whole loan (which term includes any Mortgage Loan that is part of a Loan Combination, but does not include any related Non-Trust Loan) and not a participation interest in a mortgage loan.

           37. Tax Parcels. Each Mortgaged Property constitutes one or more complete separate tax lots or is subject to an endorsement under the related Title Policy insuring same, or in certain instances an application has been made to the applicable governing authority for creation of separate tax lots, which shall be effective for the next tax year.

           38. ARD Loans. Each ARD Loan requires scheduled monthly payments of principal and/or interest. If any ARD Loan is not paid in full by its Anticipated Repayment Date, and assuming it is not otherwise in default, (i) the rate at which such ARD Loan accrues interest will increase by at least two (2) percentage points and (ii) the related Mortgagor is required to enter into a lockbox arrangement on the ARD Loan whereby all revenue from the related Mortgaged Property shall be deposited directly into a designated account controlled by the applicable servicer.

           39. Security Interests. A UCC financing statement has been filed and/or recorded, or submitted for filing and/or recording (or submitted to a title company for filing and/or recording pursuant to escrow instructions), in all places necessary to perfect (to the extent that the filing or recording of such a UCC financing statement can perfect such a security interest) a valid security interest in the personal property of the related Mortgagor granted under the related Mortgage. If any Mortgaged Property securing a Mortgage Loan is operated as a hospitality property, then (a) the security agreements, financing statements or other instruments, if any, related to the Mortgage Loan secured by such Mortgaged Property establish and create a valid security interest in all items of personal property owned by the related Mortgagor which are material to the conduct in the ordinary course of the Mortgagor's business on the related Mortgaged Property, subject only to purchase money security interests, personal property leases and security interests to secure revolving lines of credit and similar financing; and (b) one or more UCC financing statements covering such personal property have been filed and/or recorded (or have been sent for filing or recording or submitted to a title company for filing or recording pursuant to escrow instructions) wherever necessary to perfect under applicable law such security interests (to the extent a security interest in such personal property can be perfected by the filing of a UCC financing statement under applicable law). The related assignment of such security interest (but for insertion of the name of the assignee and any related information which is not yet available to the Seller) executed and delivered in favor of the Trustee constitutes a legal, valid and, subject to the limitations and exceptions set forth in representation 13 hereof, binding assignment thereof from the relevant assignor to the Trustee. Notwithstanding any of the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of UCC Financing Statements are required in order to effect such perfection.

           40. Prepayment Premiums and Yield Maintenance Charges. Prepayment Premiums and Yield Maintenance Charges payable with respect to each Mortgage Loan, if any, constitute "customary prepayment penalties" within meaning of Treasury Regulations Section 1.860G-1(b)(2).

           41. Commencement of Amortization. Unless such Mortgage Loan provides for interest only payments prior to its Stated Maturity Date or, in the case of an ARD Loan, prior to its Anticipated Repayment Date, each Mortgage Loan begins to amortize prior to its Stated Maturity Date.

           42. Servicing Rights. Except as provided in the Pooling and Servicing Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto, no Person has been granted or conveyed the right to service any Mortgage Loan or receive any consideration in connection therewith which will remain in effect after the Closing Date.

           43. Recourse. The related Mortgage Loan documents contain provisions providing for recourse against the related Mortgagor, a principal or affiliate of such Mortgagor or an entity controlled by a principal or affiliate of such Mortgagor, for damages, liabilities, expenses or claims sustained in connection with the Mortgagor's fraud, material, intentional misrepresentation, material intentional physical waste or misappropriation of any tenant security deposits (in some cases, only after foreclosure or an action in respect thereof), rent (in some cases, only after an event of default), insurance proceeds or condemnation awards. The related Mortgage Loan documents contain provisions pursuant to which the related Mortgagor, a principal or affiliate of such Mortgagor or an entity controlled by a principal or affiliate of such Mortgagor, has agreed to indemnify the mortgagee for damages resulting from violations of any applicable environmental laws relating to hazardous material at the related Mortgaged Property.

           44. Assignment of Collateral. There is no material collateral securing any Mortgage Loan that is not being assigned to the Purchaser.

           45. Fee Simple Interest. Unless such Mortgage Loan is secured in whole or in material part by a Ground Lease and is therefore the subject of representation 18, the interest of the related Mortgagor in the Mortgaged Property securing each Mortgage Loan is a fee simple interest in real property and the improvements thereon, except for any portion of such Mortgaged Property that consists of a leasehold estate that is not a material ground lease, which ground lease is not the subject of representation 18.

           46. Escrows. All escrow deposits (including capital improvements and environmental remediation reserves) relating to any Mortgage Loan that were required to be delivered to the lender under the terms of the related Mortgage Loan documents, have been received and, to the extent of any remaining balances of such escrow deposits, are in the possession or under the control of Seller or its agents (which shall include the applicable Master Servicer). All such escrow deposits are being conveyed hereunder to the Purchaser. Any and all material requirements under each Mortgage Loan as to completion of any improvements and as to disbursement of any funds escrowed for such purpose, which requirements were to have been complied with on or before the date hereof, have been complied with in all material respects or, if and to the extent not so complied with, the escrowed funds (or an allocable portion thereof) have not been released except in accordance with the terms of the related loan documents.

           47. Operating Statements. In the case of each Mortgage Loan, the related Mortgage or another Mortgage Loan document requires the related Mortgagor, in some cases at the request of the lender, to provide the holder of such Mortgage Loan with at least quarterly operating statements and rent rolls (if there is more than one tenant) for the related Mortgaged Property and annual financial statements of the related Mortgagor, and with such other information as may be required therein.

           48. Grace Period. With respect to each Mortgage Loan, the related Mortgage, Mortgage Note or loan agreement provides a grace period for delinquent monthly payments no longer than fifteen (15) days from the applicable Due Date or five (5) days from notice to the related Mortgagor of the default.

           49. Disclosure to Environmental Insurer. If the Mortgaged Property securing any Mortgage Loan identified on Annex C as being covered by a secured creditor policy, then the Seller:

               (i) has disclosed, or is aware that there has been disclosed, in the application for such policy or otherwise to the insurer under such policy the "pollution conditions" (as defined in such policy) identified in any environmental reports related to such Mortgaged Property which are in the Seller's possession or are otherwise known to the Seller; or

               (ii) has delivered or caused to be delivered to the insurer under such policy copies of all environmental reports in the Seller's possession related to such Mortgaged Property;

in each case to the extent that the failure to make any such disclosure or deliver any such report would materially and adversely affect the Purchaser's ability to recover under such policy.

           50. No Fraud. No fraud with respect to a Mortgage Loan has taken place on the part of the Seller or any affiliated originator in connection with the origination of any Mortgage Loan.

           51. Servicing. The servicing and collection practices used with respect to each Mortgage Loan in all material respects have met customary standards utilized by prudent commercial mortgage loan servicers with respect to whole loans.

           52. Appraisal. In connection with its origination or acquisition of each Mortgage Loan, the Seller obtained an appraisal of the related Mortgaged Property, which appraisal is signed by an appraiser, who, to the Seller's knowledge, had no interest, direct or indirect, in the Mortgaged Property or the Mortgagor or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan; the appraisal, or a letter from the appraiser, states that such appraisal satisfies the requirements of the "Uniform Standards of Professional Appraisal Practice" as adopted by the Appraisal Standards Board of the Appraisal Foundation, all as in effect on the date the Mortgage Loan was originated.

           53. Origination of the Mortgage Loans. The Seller originated all of the Mortgage Loans.

                        ANNEX A (TO SCHEDULE I)

            EXCEPTIONS TO THE REPRESENTATIONS AND WARRANTIES

Exceptions to Representation 4

--------------------------------------------------------------------------------
Loans                                          Description of Exception
-----                                          ------------------------
--------------------------------------------------------------------------------
010-1958 Kinetics                              With respect to the Loans listed
010-1751 Wildwood Dental Clinic                to the left, certain tenants have
                                               been granted a right of first
                                               refusal or offer to purchase
                                               their leased premises and/or the
                                               related Mortgaged Property,
                                               subject to certain terms and
                                               conditions contained in the
                                               related leases.
--------------------------------------------------------------------------------
010-1936 Gateway Medical Plaza                 With respect to the Loans listed
010-1937 Solano Diagnostic Imaging             to the left which are secured by
010-1938 Vaca Valley Health Plaza              the related borrower's leasehold
                                               interest in the related Mortgaged
                                               Property, the fee owner of the
                                               related Mortgaged Property has a
                                               right of first offer under the
                                               related ground lease to purchase
                                               the related borrower's leasehold
                                               interest. Any exercise of the
                                               right of first offer requires the
                                               fee owner to assume the related
                                               loan in full and to comply with
                                               all of the related borrower's
                                               obligations under the related
                                               Mortgage Loan Documents or to
                                               prepay or defease the related
                                               loan in full in accordance with
                                               and to the extent permitted under
                                               the related Mortgage Loan
                                               Documents.
--------------------------------------------------------------------------------


Exceptions to Representation 6

--------------------------------------------------------------------------------
Loans                                          Description of Exception
-----                                          ------------------------
--------------------------------------------------------------------------------
010-1923 Berkshire Plaza                       The related Mortgage Loan
                                               Documents were modified on May
                                               16, 2007 to permit an assumption
                                               of the Loan and the replacement
                                               of a guarantor thereunder.
--------------------------------------------------------------------------------
010-1854 Fresenius Medical Pool                The related Mortgage Loan
                                               Documents for the Texas Mortgaged
                                               Properties were modified on April
                                               27, 2007 (with respect to the
                                               Mortgaged Property located in
                                               Laredo, Texas) and April 30, 2007
                                               (with respect to the Mortgaged
                                               Property located in Houston,
                                               Texas) to remove the requirement
                                               for windstorm insurance. All of
                                               the related Mortgaged Properties
                                               are located more than 25 miles
                                               from the coast.
--------------------------------------------------------------------------------


Exceptions to Representation 7

--------------------------------------------------------------------------------
Loans                                          Description of Exception
-----                                          ------------------------
--------------------------------------------------------------------------------
010-1956 Academy Sports                        The engineering report for the
                                               related Mortgaged Property
                                               recommended repairs estimated at
                                               $779,416, which include roof
                                               replacement, interior renovations
                                               and HVAC replacement. There was
                                               no escrow specific to these
                                               recommended repairs held back by
                                               Lender at closing.
--------------------------------------------------------------------------------


Exceptions to Representation 10

--------------------------------------------------------------------------------
Loans                                          Description of Exception
-----                                          ------------------------
--------------------------------------------------------------------------------
010-1939 Adidas Spartanburg                    Terrorism insurance is required
                                               only if such insurance can be
                                               purchased at commercially
                                               reasonable rates and such hazards
                                               are commonly insured against for
                                               similar properties in the region
                                               of the Mortgaged Property, as
                                               determined by Mortgagor.
--------------------------------------------------------------------------------


Exceptions to Representation 14

--------------------------------------------------------------------------------
Loans                                          Description of Exception
-----                                          ------------------------
--------------------------------------------------------------------------------
All Loans                                      All insurance requirements
                                               specified under each Mortgage may
                                               not, as of the date of
                                               origination or thereafter, have
                                               been required to be satisfied in
                                               every respect, and some Mortgage
                                               requirements may have been waived
                                               both at the time of origination
                                               and for the future; however, the
                                               coverages specifically enumerated
                                               in Representation 14 (aside from
                                               any provision indicating all
                                               coverages required under the
                                               Mortgage Loan Documents are in
                                               place) were in place at
                                               origination and have not been
                                               waived, and to Lender's actual
                                               knowledge, remain in place except
                                               as otherwise indicated in the
                                               exceptions to this Representation
                                               14.
--------------------------------------------------------------------------------
All Loans                                      The extended perils policies
                                               required by each related Mortgage
                                               may not include coverage against
                                               loss or damage sustained by
                                               windstorms; however, the
                                               coverages for the Mortgaged
                                               Properties located in specific
                                               states or regions of such states
                                               requiring windstorm insurance as
                                               set forth in Representation 14
                                               were in place at origination and
                                               have not been waived, and to
                                               Lender's actual knowledge, remain
                                               in place except as otherwise
                                               indicated in the exceptions to
                                               this Representation 14.
--------------------------------------------------------------------------------
All Loans                                      In certain cases, deductibles
                                               have been permitted in amounts
                                               higher than the specific
                                               deductible limits set forth in
                                               the related Mortgage Loan
                                               Documents.
--------------------------------------------------------------------------------
010-1979 Plaza on Main Street                  The Lender is not named as loss
                                               payee on the business
                                               interruption/rent loss insurance
                                               policy provided for the related
                                               Mortgaged Property.
--------------------------------------------------------------------------------
010-1949 Cross Pointe Center                   Language on the certificate of
010-1766 Riverstone at Vision Park             insurance provided for the
                                               related Mortgaged Properties
                                               states that the insurers will
                                               endeavor to give 30 days notice
                                               to Lender of cancellation and is
                                               silent regarding notification of
                                               reductions in coverage.
--------------------------------------------------------------------------------
010-1950 Time Warner                           Language on the hazard insurance
010-1946 Autumn Woods Apartments               policy provided for the related
                                               Mortgaged Properties states that
                                               notice of cancellation will be
                                               given based on the requirements
                                               of the state in which the policy
                                               was issued and is silent
                                               regarding notification of
                                               reductions in coverage.
--------------------------------------------------------------------------------
010-1939 Adidas Spartanburg                    Terrorism insurance is required
                                               only if such insurance can be
                                               purchased at commercially
                                               reasonable rates and such hazards
                                               are commonly insured against for
                                               similar properties in the region
                                               of the Mortgaged Property, as
                                               determined by Mortgagor.
--------------------------------------------------------------------------------


Exceptions to Representation 28

--------------------------------------------------------------------------------
Loans                                          Description of Exception
-----                                          ------------------------
--------------------------------------------------------------------------------
010-1936 Gateway Medical Plaza                 The related Mortgage Loan
                                               Documents permit the partial
                                               release of a certain portion of
                                               the Mortgaged Property consisting
                                               of unimproved land (except for
                                               paving, landscape and curbs) in
                                               connection with the ground
                                               lessor's construction of a
                                               parking structure, subject to
                                               certain conditions precedent set
                                               forth in the related Mortgage
                                               Loan Documents, including, among
                                               others, the delivery to Mortgagee
                                               of (i) an endorsement to the
                                               lender's title insurance policy
                                               insuring that Mortgagee will
                                               continue to have a first lien
                                               against the remaining Mortgaged
                                               Property; (ii) evidence that the
                                               portion of the Mortgaged Property
                                               being released is a separate tax
                                               parcel, and (iii) evidence that
                                               the remaining Mortgaged Property
                                               fully complies with all
                                               applicable zoning laws and all
                                               recorded covenants, conditions
                                               and restrictions.
--------------------------------------------------------------------------------
010-1939 Adidas Spartanburg                    The related Mortgage Loan
                                               Documents permit the partial
                                               release of a portion of the
                                               related Mortgaged Property
                                               consisting of unimproved land,
                                               subject to certain conditions
                                               precedent set forth in the
                                               related Mortgage Loan Documents,
                                               including, among others, the
                                               satisfaction of certain loan to
                                               value tests and the entire
                                               remaining Mortgaged Property
                                               shall be fully occupied and the
                                               related mortgagor shall have no
                                               outstanding tenant improvement
                                               obligations or payments due for
                                               any leasing commissions.
--------------------------------------------------------------------------------
010-1916 Tangent Business Park                 The related Mortgage Loan
                                               Documents permit the partial
                                               release of a portion of the
                                               related Mortgaged Property
                                               consisting of unimproved land,
                                               provided that certain conditions
                                               precedent set forth in the
                                               Mortgage Loan Documents are
                                               satisfied, including, among
                                               others, the satisfaction of
                                               certain debt service coverage
                                               ratio and loan to value tests and
                                               delivery to Mortgagee evidence
                                               that the portion of the related
                                               Mortgaged Property being released
                                               is no longer subject to a lease.
--------------------------------------------------------------------------------
010-1932 Summit North                          The related Mortgage Loan
                                               Documents permit the partial
                                               release of a certain portion of
                                               the Mortgaged Property consisting
                                               of unimproved land, subject to
                                               certain conditions precedent set
                                               forth in the related Mortgage
                                               Loan Documents, including, among
                                               others, the satisfaction of
                                               certain debt service coverage
                                               ratio and loan to value tests.
--------------------------------------------------------------------------------


Exceptions to Representation 29

--------------------------------------------------------------------------------
Loans                                          Description of Exception
-----                                          ------------------------
--------------------------------------------------------------------------------
All Loans                                      No Mortgage Loan requires, as a
                                               condition to a defeasance, that
                                               the defeasance be permitted only
                                               to facilitate the disposition or
                                               refinancing of the Mortgaged
                                               Property and not as a part of an
                                               arrangement to collateralize a
                                               REMIC offering with obligations
                                               that are not real estate
                                               mortgages.
--------------------------------------------------------------------------------


Exceptions to Representation 31

--------------------------------------------------------------------------------
Loans                                          Description of Exception
-----                                          ------------------------
--------------------------------------------------------------------------------
010-1895 - Palmilla Apartments                 The related Mortgage Loan
                                               Documents require, if the
                                               Mortgage Loan has not been
                                               re-assessed as multi-family units
                                               by the local tax assessor's
                                               office and achieved a 92%
                                               occupancy and a 1.20x debt
                                               service coverage ratio (as
                                               calculated under the related
                                               Mortgage Loan Documents) by April
                                               11, 2008, that the related
                                               borrower shall pay to lender a
                                               quarterly fee equal to 0.25% of
                                               the initial principal amount of
                                               the loan per quarter, continuing
                                               until the related Mortgaged
                                               Property has been re-assessed as
                                               multi-family units by the local
                                               tax assessor's office and has
                                               achieved a 92% occupancy level
                                               and a 1.20x debt service coverage
                                               ratio.
--------------------------------------------------------------------------------


Exceptions to Representation 34

--------------------------------------------------------------------------------
Loans                                          Description of Exception
-----                                          ------------------------
--------------------------------------------------------------------------------
All Loans                                      The related Mortgage Loan
                                               Documents generally permit one or
                                               more of the following types of
                                               transfers: (a) transfers of
                                               ownership interests in the
                                               related borrower, to a person or
                                               persons affiliated with or
                                               otherwise related to the
                                               borrower; (b) transfers by the
                                               borrower of the corresponding
                                               mortgaged property, or transfers
                                               of ownership interests in the
                                               related borrower, to specified
                                               entities or types of entities;
                                               (c) issuance by the borrower of
                                               new partnership or membership
                                               interests; (d) changes in
                                               ownership between existing
                                               shareholders, partners, members
                                               or to their respective
                                               affiliates, as applicable, of the
                                               related borrower; (e) a transfer
                                               of non-controlling ownership
                                               interests in the related
                                               borrower; (f) transfers of
                                               interests in the related borrower
                                               for estate planning purposes or
                                               otherwise upon the death or
                                               disability of a principal; (g)
                                               transfers of undeveloped land or
                                               certain portions of the related
                                               mortgaged property not considered
                                               material in underwriting such
                                               mortgage loan; (h) transfers and
                                               pledges of direct or indirect
                                               equity interests in borrower to
                                               specified entities or types of
                                               entities; or (i) other transfers
                                               similar in nature to the
                                               foregoing.
--------------------------------------------------------------------------------


Exceptions to Representation 35

--------------------------------------------------------------------------------
Loans                                          Description of Exception
-----                                          ------------------------
--------------------------------------------------------------------------------
010-1947 Valley View Business Center Phase II  The "Single Purpose Entity"
                                               covenants in the related Mortgage
                                               Loan Documents were modified to
                                               permit the related Mortgagor to
                                               be the lessee in a certain ground
                                               lease and sublessee in a certain
                                               ground sublease under which the
                                               related Mortgagor leases certain
                                               property adjacent to the
                                               Mortgaged Property which is not
                                               part of security for the related
                                               loan.
--------------------------------------------------------------------------------
010-1948 5805 Sepulveda Boulevard              The organizational documents for
                                               the related borrower do not
                                               include the "Single Purpose
                                               Entity" covenants which are set
                                               forth in the related Mortgage
                                               Loan Documents.
--------------------------------------------------------------------------------


Exceptions to Representation 37

--------------------------------------------------------------------------------
Loans                                          Description of Exception
-----                                          ------------------------
--------------------------------------------------------------------------------
010-1960 Adelanto Marketplace                  A portion of the related
                                               Mortgaged Property is included in
                                               a tax parcel which includes
                                               property that is not part of the
                                               collateral for the related loan.
                                               The borrower is required to
                                               escrow taxes for the entire tax
                                               parcel until the portion of the
                                               related Mortgaged Property is
                                               segregated and identified as a
                                               separate tax parcel, which shall
                                               occur by March 31, 2008.
--------------------------------------------------------------------------------


Exceptions to Representation 41

--------------------------------------------------------------------------------
Loans                                          Description of Exception
-----                                          ------------------------
--------------------------------------------------------------------------------
All                                            Loans All Mortgage Loans require
                                               interest only payments for a part
                                               of the loan term, interest only
                                               payments for the full loan term
                                               or principal and interest
                                               payments for the full loan term.
--------------------------------------------------------------------------------
010-1945 Waterford Park Plaza                  The related Mortgage Loan
                                               Documents provide that upon the
                                               occurrence of certain trigger
                                               events which require the related
                                               borrower to make monthly sweep
                                               deposits, the lender may, in its
                                               sole discretion, suspend the
                                               required monthly principal and
                                               interest payments and permit the
                                               related borrower to make monthly
                                               interest only payments until the
                                               time the monthly sweep deposits
                                               are no longer required, at which
                                               time the related borrower would
                                               then go back to making monthly
                                               principal and interest payments
                                               under the related loan.
--------------------------------------------------------------------------------


Exceptions to Representation 43

--------------------------------------------------------------------------------
Loans                                          Description of Exception
-----                                          ------------------------
--------------------------------------------------------------------------------
All Loans                                      The Mortgagor is liable to
                                               Mortgagee for losses incurred due
                                               to the misapplication of rents
                                               only with respect to rents
                                               received by the Mortgagor or any
                                               guarantor after Mortgagee makes
                                               written demand therefore pursuant
                                               to any loan document.
--------------------------------------------------------------------------------
All Loans                                      The Mortgage Loans in many or all
                                               cases provide for recourse
                                               liability and/or liability for
                                               lender losses for items other
                                               than fraud, material
                                               misrepresentation, environmental
                                               indemnities, misappropriation of
                                               rents, security deposits,
                                               insurance proceeds or
                                               condemnation awards or breach of
                                               the environmental covenants set
                                               forth in the Mortgage Loan
                                               Documents.
--------------------------------------------------------------------------------
010-1936 Gateway Medical Plaza                 With  respect to each of the
010-1937 Solano Diagnostic Imaging             Mortgage  Loans listed to the
010-1938 Vaca Valley Health Plaza              left, there is no guarantor.
--------------------------------------------------------------------------------

                             Annex B (to Schedule I)

Mortgaged Properties as to Which the Only Environmental Investigations Conducted
   in Connection with the Origination of the Related Mortgage Loan Were With
         Respect to Asbestos-Containing Materials and Lead-Based Paint.

                               (Representation 12)

None.

                             Annex C (to Schedule I)

                   Mortgage Loans Covered By Secured Creditor
                        Environmental Insurance Policies

                           (Representations 12 and 49)

None.

                                   SCHEDULE II

                             Mortgage Loan Schedule

MLCFC 2007-7: Mortgage Loan Schedule


                                                                                                      Property
Loan #   Loan Group   Property Name                                    Loan / Property   Originator   Type
------   ----------   ----------------------------------------------   ---------------   ----------   -----------
    24            2   Palmilla Apartments                              Loan              Artesia      Multifamily






    26            1   5805 Sepulveda Boulevard                         Loan              Artesia      Office
    28            1   Orchard Plaza I-IV                               Loan              Artesia      Mixed Use
    34            1   Valley View Business Center Phase II             Loan              Artesia      Industrial
    42            1   Adidas Spartanburg                               Loan              Artesia      Industrial
    47            1   Walnut Creek MOB                                 Loan              Artesia      Office
    51            1   City Furniture                                   Loan              Artesia      Retail
    59            1   Waterford Park Plaza                             Loan              Artesia      Retail
    63            1   Adelanto Marketplace                             Loan              Artesia      Retail
    67            1   Alliance Data Systems                            Loan              Artesia      Office
    69            1   Faber Place                                      Loan              Artesia      Office
    85            1   Bradford Plaza Shopping Center                   Loan              Artesia      Retail
    88            1   Riverstone at Vision Park                        Loan              Artesia      Office
    96            1   Gateway Medical Plaza                            Loan              Artesia      Office
   123            1   Kent Central Commerce Center                     Loan              Artesia      Industrial

   135            1   Aero Building                                    Loan              Artesia      Office
   136            1   Plaza on Main Street                             Loan              Artesia      Retail
   142            1   River Park                                       Loan              Artesia      Industrial
   149            1   Cross Pointe Center                              Loan              Artesia      Retail
   152            1   GSA Office Pool                                  Loan              Artesia      Various
 152.1            1   GSA - Lakewood, CO                               Property          Artesia      Industrial
 152.2            1   GSA - Moore, OK                                  Property          Artesia      Office
 152.3            1   GSA - Lawton, OK                                 Property          Artesia      Office
   157            1   Academy Sports                                   Loan              Artesia      Retail
   159            1   Manayunk Retail                                  Loan              Artesia      Retail
   162            1   Solano Diagnostic Imaging                        Loan              Artesia      Office
   163            1   Vaca Valley Health Plaza                         Loan              Artesia      Office
   164            1   South Point Pavilion                             Loan              Artesia      Retail
   169            1   Tangent Business Park                            Loan              Artesia      Industrial
   170            2   Cedar Springs Apartments                         Loan              Artesia      Multifamily
   180            1   Summit North                                     Loan              Artesia      Retail
   186            1   MKS Instruments                                  Loan              Artesia      Industrial
   187            1   Langhorne Road                                   Loan              Artesia      Office
   191            1   Westbury Financial Park Building                 Loan              Artesia      Office
   196            1   Fresenius Medical Pool                           Loan              Artesia      Office
 196.1            1   Laredo Medical                                   Property          Artesia      Office
 196.2            1   Houston Medical                                  Property          Artesia      Office
 196.3            1   Ripley Medical                                   Property          Artesia      Office
   199            1   Time Warner Telecom                              Loan              Artesia      Office
   203            1   Berkshire Plaza                                  Loan              Artesia      Retail
   210            2   Autumn Woods Apartments                          Loan              Artesia      Multifamily
   215            1   Kinetics Building                                Loan              Artesia      Office
   218            1   Anchor Motor Inn - Bayside, NY                   Loan              Artesia      Hospitality
   221            1   Estrella Town Center                             Loan              Artesia      Retail
   222            1   Splitrock Square                                 Loan              Artesia      Mixed Use
   227            1   Buckley Plaza                                    Loan              Artesia      Mixed Use
   230            1   Wildwood Dental Clinic                           Loan              Artesia      Office
   245            2   Oaks and Silver Oaks Apartments                  Loan              Artesia      Multifamily
 245.1            2   The Oaks Apartments                              Property          Artesia      Multifamily
 245.2            2   Silver Oaks Apartments                           Property          Artesia      Multifamily
   246            1   Emerson Plaza Phase I                            Loan              Artesia      Mixed Use
   268            1   Econo Lodge - Brunswick, GA                      Loan              Artesia      Hospitality
   270            1   Oak Mountain Lodge                               Loan              Artesia      Hospitality
   271            1   Sleep Inn - Greenville, SC                       Loan              Artesia      Hospitality
   275            1   Albertson's Retail Center - Yuma, AZ Pad Lease   Loan              Artesia      Retail
   278            1   Division Street Centre                           Loan              Artesia      Retail
   281            1   Sunridge Village                                 Loan              Artesia      Retail
   284            1   Cypress Shopping Center                          Loan              Artesia      Retail
   299            1   Aspen Station Shoppes                            Loan              Artesia      Retail
   312            1   Park Central Crossing                            Loan              Artesia      Retail
   322            1   GSA Building - El Dorado, AR                     Loan              Artesia      Office



Loan #   Street Address                                               City                County           State
------   ----------------------------------------------------------   -----------------   --------------   -------
    24   5815, 5845 and 5855 Nuevo Leon Street;                       North Las Vegas     Clark            NV
         5820, 5825, 5835, 5850, 5860 and 5865 Palmilla Sreet;
         5830, 5840 and 5870 Barbosa Drive;
         5920 Palmilla Street #11 and 12;
         5925 Palmilla Street #3, 7, 8, 10 and 11;
         5945 Palmilla Street #7;
         5915 Nuevo Leon Street #1, 4, 9, 10 and 12
    26   5805 Sepulveda Boulevard                                     Van Nuys            Los Angeles      CA
    28   8745-8775 East Orchard Road                                  Greenwood Village   Arapahoe         CO
    34   6280 South Valley View Boulevard                             Las Vegas           Clark            NV
    42   5675 North Blackstock Road                                   Spartanburg         Spartanburg      SC
    47   355 & 365 Lennon Lane                                        Walnut Creek        Contra Costa     CA
    51   1080 West Sunset Road                                        Henderson           Clark            NV
    59   10100, 10160 & 10200 6th Avenue North                        Plymouth            Hennepin         MN
    63   14136-14200 US Highway 395 and 11994 & 12098 Palmdale Road   Adelanto            San Bernardino   CA
    67   2000 US Highway 287 Bypass                                   Ennis               Ellis            TX
    69   2500 Faber Place                                             Palo Alto           Santa Clara      CA
    85   501-721 North Main Street and 205-207 East McElroy Road      Stillwater          Payne            OK
    88   111 Vision Park Boulevard                                    Shenandoah          Montgomery       TX
    96   1860 Pennsylvania Avenue                                     Fairfield           Solano           CA
   123   1000-1012; 1020-1034 and 1036 South Central Avenue           Kent                King             WA
         and 8316-8330 South 259th Street
   135   4025 Camino Del Rio South                                    San Diego           San Diego        CA
   136   15550 Main Street                                            Hesperia            San Bernardino   CA
   142   4012 South River Road                                        St. George          Washington       UT
   149   1441 & 1453 North Saginaw Boulevard                          Saginaw             Tarrant          TX
   152   Various                                                      Various             Various          Various
 152.1   12305 West Dakota Avenue                                     Lakewood            Jefferson        CO
 152.2   200 Northeast 27th Street                                    Moore               Cleveland        OK
 152.3   1610 Southwest Lee Boulevard                                 Lawton              Comanche         OK
   157   100 Peachwood Centre Drive                                   Spartanburg         Spartanburg      SC
   159   3720-40 Main Street                                          Philadelphia        Philadelphia     PA
   162   1101 B. Gale Wilson Boulevard                                Fairfield           Solano           CA
   163   1010 Nut Tree Road                                           Vacaville           Solano           CA
   164   1479 & 1481-1503 Highway 20 West                             McDonough           Henry            GA
   169   32140 Old Highway 34, 32141 Mallard and 33414 Eagle Drive    Tangent             Linn             OR
   170   4835 North Cedar Avenue                                      Fresno              Fresno           CA
   180   2214, 2220 and 2230 Mall Drive East                          Waterford           Oakland          MI
   186   5330 & 5360 Sterling Drive                                   Boulder             Boulder          CO
   187   2215 Langhorne Road                                          Lynchburg           Lynchburg        VA
   191   7 Arley Way                                                  Bluffton            Beaufort         SC
   196   Various                                                      Various             Various          Various
 196.1   5501 Springfield Avenue                                      Laredo              Webb             TX
 196.2   8340 Coffee Street                                           Houston             Harris           TX
 196.3   1000 New Stone Ridge Road                                    Ripley              Jackson          WV
   199   14200 East Jewell Avenue                                     Aurora              Arapahoe         CO
   203   1427 South Broadway Street and 5-41 West 15th Street         Edmond              Oklahoma         OK
   210   1301 & 1305 15th Street Northeast                            Sauk Rapids         Benton           MN
   215   26055 & 26159 Southwest Canyon Creek Road                    Wilsonville         Clackamas        OR
   218   215-34 Northern Boulevard                                    Bayside             Queens           NY
   221   7710 West Lower Buckeye Road                                 Phoenix             Maricopa         AZ
   222   304, 306, 308, 314, 316 & 318 South Splitrock Boulevard      Brandon             Minnehaha        SD
   227   4321-4335 and 4343 South Buckley Road                        Aurora              Arapahoe         CO
   230   1617 183rd Street Southeast                                  Bothell             Snohomish        WA
   245   Various                                                      Muskogee            Muskogee         OK
 245.1   4301 West Okmulgee Street                                    Muskogee            Muskogee         OK
 245.2   4315 West Okmulgee Street                                    Muskogee            Muskogee         OK
   246   4040 South Orchard Street                                    Fircrest            Pierce           WA
   268   630 Perry Lane Road                                          Brunswick           Glynn            GA
   270   1902 Highway 31 South                                        Pelham              Shelby           AL
   271   231 North Pleasantburg Drive                                 Greenville          Greenville       SC
   275   2331 South Avenue B                                          Yuma                Yuma             AZ
   278   2801 & 2815 Division Street                                  St. Cloud           Stearns          MN
   281   10880 South Eastern Avenue                                   Henderson           Clark            NV
   284   2300 Airline Drive                                           Bossier City        Bossier          LA
   299   3665 Old Milton Parkway                                      Alpharetta          Fulton           GA
   312   8565 Memorial Boulevard                                      Port Arthur         Jefferson        TX
   322   2600 West Hillsboro Street                                   El Dorado           Union            AR


                    Cut-Off Date   Original      Monthly P&I Debt   Annual P&I Debt   Interest   Primary         Master
Loan #   Zip Code   Balance ($)    Balance ($)   Service ($)        Service ($)       Rate %     Servicing Fee   Servicing Fee
------   --------   ------------   -----------   ----------------   ---------------   --------   -------------   -------------
    24      89031     20,150,000    20,150,000         111,530.40      1,338,364.80     5.7500           0.010           0.010






    26      91411     18,700,000    18,700,000          88,721.11      1,064,653.32     5.6000           0.010           0.010
    28      80111     18,400,000    18,400,000          93,377.44      1,120,529.28     5.9900           0.010           0.010
    34      89118     17,120,000    17,120,000          82,385.24        988,622.88     5.6800           0.010           0.010
    42      29303     14,700,000    14,700,000          83,834.28      1,006,011.36     5.5400           0.010           0.010
    47      94598     14,500,000    14,500,000          84,433.93      1,013,207.16     5.7300           0.010           0.010
    51      89014     14,000,000    14,000,000          81,256.06        975,072.72     5.7000           0.010           0.010
    59      55441     13,291,785    13,300,000          72,121.73        865,460.76     5.5800           0.010           0.010
    63      92301     12,560,000    12,560,000          59,058.17        708,698.04     5.5500           0.010           0.010
    67      75119     11,500,000    11,500,000          66,891.87        802,702.44     5.7200           0.010           0.010
    69      94303     11,450,850    11,500,000          66,527.58        798,330.96     5.6700           0.010           0.010
    85      74075      9,500,000     9,500,000          55,138.04        661,656.48     5.7000           0.010           0.010
    88      77384      9,380,000     9,380,000          54,679.56        656,154.72     5.7400           0.010           0.010
    96      94533      8,800,000     8,800,000          44,360.56        532,326.72     5.9500           0.010           0.010
   123      98032      7,350,000     7,350,000          42,892.60        514,711.20     5.7500           0.010           0.010

   135      92108      6,750,000     6,750,000          32,711.25        392,535.00     5.7200           0.010           0.010
   136      92345      6,650,000     6,650,000          32,508.34        390,100.08     5.7700           0.010           0.010
   142      84790      6,396,086     6,400,000          34,831.60        417,979.20     5.6100           0.010           0.010
   149      76179      5,940,000     5,940,000          34,362.94        412,355.28     5.6700           0.010           0.010
   152   Various       5,817,326     5,817,326          34,318.79        411,825.48     5.8500           0.010           0.010
 152.1      80228      3,156,132     3,156,132
 152.2      73160      1,549,374     1,549,374
 152.3      73501      1,111,819     1,111,819
   157      29301      5,692,172     5,700,000          35,412.64        424,951.68     5.6200           0.010           0.010
   159      19127      5,640,000     5,640,000          33,200.70        398,408.40     5.8300           0.010           0.010
   162      94533      5,600,000     5,600,000          28,229.44        338,753.28     5.9500           0.010           0.010
   163      95687      5,600,000     5,600,000          28,229.44        338,753.28     5.9500           0.010           0.010
   164      30253      5,571,866     5,575,000          31,265.66        375,187.92     5.8600           0.010           0.010
   169      97389      5,345,389     5,350,000          31,561.84        378,742.08     5.8500           0.010           0.010
   170      93726      5,300,000     5,300,000          25,684.39        308,212.68     5.7200           0.010           0.010
   180      48328      5,000,000     5,000,000          29,401.36        352,816.32     5.8200           0.010           0.010
   186      80301      4,850,000     4,850,000          27,965.28        335,583.36     5.6400           0.010           0.010
   187      24501      4,800,000     4,800,000          28,317.16        339,805.92     5.8500           0.010           0.010
   191      29910      4,750,000     4,750,000          28,356.61        340,279.32     5.9600                           0.010
   196   Various       4,550,000     4,550,000          22,512.39        270,148.68     5.8400           0.010           0.010
 196.1      78041      1,911,765     1,911,765
 196.2      77033      1,468,235     1,468,235
 196.3      25271      1,170,000     1,170,000
   199      80012      4,491,394     4,500,000          26,403.89        316,846.68     5.8000           0.010           0.010
   203      73034      4,300,000     4,300,000          24,495.92        293,951.04     5.5300           0.010           0.010
   210      56379      4,096,337     4,100,000          23,822.41        285,868.92     5.7100           0.010           0.010
   215      97070      4,000,000     4,000,000          23,241.37        278,896.44     5.7100           0.010           0.010
   218      11361      3,988,672     4,000,000          25,236.82        302,841.84     5.7800           0.010           0.010
   221      85043      3,897,755     3,900,000          21,690.14        260,281.68     5.7900           0.010           0.010
   222      57005      3,850,000     3,850,000          22,589.99        271,079.88     5.8000           0.010           0.010
   227      80015      3,600,000     3,600,000          20,803.25        249,639.00     5.6600           0.010           0.010
   230      98012      3,600,000     3,600,000          21,445.14        257,341.68     5.9400           0.010           0.010
   245      74401      3,296,992     3,300,000          19,007.08        228,084.96     5.6300           0.010           0.010
 245.1      74401      2,197,994     2,200,000
 245.2      74401      1,098,997     1,100,000
   246      98466      3,280,000     3,280,000          19,770.82        237,249.84     6.0500           0.010           0.010
   268      31525      2,644,684     2,650,000          18,939.59        227,275.08     5.9700                           0.010
   270      35124      2,563,317     2,600,000          19,415.53        232,986.36     6.5200                           0.010
   271      29607      2,543,107     2,550,000          16,507.71        198,092.52     6.0500                           0.010
   275      85364      2,400,000     2,400,000          13,929.61        167,155.32     5.7000           0.010           0.010
   278      56301      2,397,910     2,400,000          14,097.36        169,168.32     5.8100           0.010           0.010
   281      89052      2,350,000     2,350,000          13,743.83        164,925.96     5.7700           0.010           0.010
   284      71111      2,260,000     2,260,000          13,045.53        156,546.36     5.6500           0.010           0.010
   299      30005      1,998,281     2,000,000          11,811.59        141,739.08     5.8600           0.010           0.010
   312      77640      1,497,286     1,500,000           9,041.53        108,498.36     6.0500           0.010           0.010
   322      71730        998,075     1,000,000           5,848.44         70,181.28     5.7700           0.010           0.010

                                                     Net                              Monthly
         Trustee and        Sub Servicin   Admin.    Mortgage                         Payment                Maturity/   Amort
Loan #   Paying Agent Fee   Fee Rate       Fee %     Rate %     Accrual Type   Term   Date      Rem. Term     ARD Date   Term
------   ----------------   ------------   -------   --------   ------------   ----   -------   ---------   ----------   -----
    24            0.00071                  0.02071    5.72929   Actual/360      132        11         130    4/11/2018     420






    26            0.00071                  0.02071    5.57929   Actual/360      120        11         119    5/11/2017       0
    28            0.00071                  0.02071    5.96929   Actual/360       60        11          58    4/11/2012       0
    34            0.00071                  0.02071    5.65929   Actual/360      120        11         119    5/11/2017       0
    42            0.00071                  0.02071    5.51929   Actual/360      120        11         118    4/11/2017     360
    47            0.00071                  0.02071    5.70929   Actual/360      120        11         119    5/11/2017     360
    51            0.00071                  0.02071    5.67929   Actual/360      120        11         119    5/11/2017     360
    59            0.00071                  0.02071    5.55929   Actual/360      120        11         119    5/11/2017     420
    63            0.00071                  0.02071    5.52929   Actual/360      120        11         119    5/11/2017       0
    67            0.00071                  0.02071    5.69929   Actual/360      120        11         120    6/11/2017     360
    69            0.00071                  0.02071    5.64929   Actual/360      120        11         116    2/11/2017     360
    85            0.00071                  0.02071    5.67929   Actual/360      120        11         119    5/11/2017     360
    88            0.00071                  0.02071    5.71929   Actual/360      120        11         116    2/11/2017     360
    96            0.00071                  0.02071    5.92929   Actual/360       64        11          63    9/11/2012       0
   123            0.00071                  0.02071    5.72929   Actual/360      120        11         120    6/11/2017     360

   135            0.00071                  0.02071    5.69929   Actual/360      120        11         119    5/11/2017       0
   136            0.00071                  0.02071    5.74929   Actual/360      120        11         119    5/11/2017       0
   142            0.00071                  0.02071    5.58929   Actual/360      120        11         119    5/11/2017     420
   149            0.00071                  0.02071    5.64929   Actual/360      120        11         119    5/11/2017     360
   152            0.00071                  0.02071    5.82929   Actual/360      120        11         119    5/11/2017     360
 152.1
 152.2
 152.3
   157            0.00071                  0.02071    5.59929   Actual/360      120        11         119    5/11/2017     300
   159            0.00071                  0.02071    5.80929   Actual/360      120        11         118    4/11/2017     360
   162            0.00071                  0.02071    5.92929   Actual/360       64        11          63    9/11/2012       0
   163            0.00071                  0.02071    5.92929   Actual/360       64        11          63    9/11/2012       0
   164            0.00071                  0.02071    5.83929   Actual/360      120        11         119    5/11/2017     420
   169            0.00071                  0.02071    5.82929   Actual/360      120        11         119    5/11/2017     360
   170            0.00071                  0.02071    5.69929   Actual/360      120        11         118    4/11/2017       0
   180            0.00071                  0.02071    5.79929   Actual/360      120        11         120    6/11/2017     360
   186            0.00071                  0.02071    5.61929   Actual/360      120        11         118    4/11/2017     360
   187            0.00071                  0.02071    5.82929   Actual/360      120        11         119    5/11/2017     360
   191            0.00071         0.0700   0.08071    5.87929   Actual/360      120        11         120    6/11/2017     360
   196            0.00071                  0.02071    5.81929   Actual/360       84        11          83    5/11/2014       0
 196.1
 196.2
 196.3
   199            0.00071                  0.02071    5.77929   Actual/360      120        11         118    4/11/2017     360
   203            0.00071                  0.02071    5.50929   Actual/360      120        11         118    4/11/2017     360
   210            0.00071                  0.02071    5.68929   Actual/360      120        11         119    5/11/2017     360
   215            0.00071                  0.02071    5.68929   Actual/360      120        11         119    5/11/2017     360
   218            0.00071                  0.02071    5.75929   Actual/360      120        11         118    4/11/2017     300
   221            0.00071                  0.02071    5.76929   Actual/360      120        11         119    5/11/2017     420
   222            0.00071                  0.02071    5.77929   Actual/360      120        11         118    4/11/2017     360
   227            0.00071                  0.02071    5.63929   Actual/360      120        11         117    3/11/2017     360
   230            0.00071                  0.02071    5.91929   Actual/360      120        11         118    4/11/2017     360
   245            0.00071                  0.02071    5.60929   Actual/360      120        11         119    5/11/2017     360
 245.1
 245.2
   246            0.00071                  0.02071    6.02929   Actual/360       60        11          58    4/11/2012     360
   268            0.00071         0.0900   0.10071    5.86929   Actual/360      120        11         119    5/11/2017     240
   270            0.00071         0.0900   0.10071    6.41929   Actual/360      120        11         113   11/11/2016     240
   271            0.00071         0.0900   0.10071    5.94929   Actual/360      120        11         118    4/11/2017     300
   275            0.00071                  0.02071    5.67929   Actual/360      120        11         118    4/11/2017     360
   278            0.00071                  0.02071    5.78929   Actual/360      120        11         119    5/11/2017     360
   281            0.00071                  0.02071    5.74929   Actual/360      120        11         118    4/11/2017     360
   284            0.00071                  0.02071    5.62929   Actual/360      120        11         119    5/11/2017     360
   299            0.00071                  0.02071    5.83929   Actual/360      120        11         119    5/11/2017     360
   312            0.00071                  0.02071    6.02929   Actual/360      120        11         118    4/11/2017     360
   322            0.00071                  0.02071    5.74929   Actual/360      120        11         118    4/11/2017     360



Loan #   Rem. Amort   Title Type      ARD Loan
------   ----------   -------------   ---------------------------
    24          420   Fee






    26            0   Fee
    28            0   Fee
    34            0   Fee
    42          360   Fee
    47          360   Fee
    51          360   Fee
    59          419   Fee
    63            0   Fee
    67          360   Fee
    69          356   Fee
    85          360   Fee
    88          360   Fee
    96            0   Fee/Leasehold
   123          360   Fee

   135            0   Fee
   136            0   Fee
   142          419   Fee
   149          360   Fee
   152          360   Fee
 152.1                Fee
 152.2                Fee
 152.3                Fee
   157          299   Fee
   159          360   Fee
   162            0   Fee/Leasehold
   163            0   Fee/Leasehold
   164          419   Fee
   169          359   Fee
   170            0   Fee
   180          360   Fee
   186          360   Fee
   187          360   Fee
   191          360   Fee
   196            0   Fee             Yes-Lender option to cancel
 196.1                Fee
 196.2                Fee
 196.3                Fee
   199          358   Fee
   203          360   Fee
   210          359   Fee
   215          360   Fee
   218          298   Fee
   221          419   Fee
   222          360   Fee
   227          360   Fee
   230          360   Fee
   245          359   Fee
 245.1                Fee
 245.2                Fee
   246          360   Fee
   268          239   Fee
   270          233   Fee
   271          298   Fee
   275          360   Fee
   278          359   Fee
   281          360   Fee
   284          360   Fee
   299          359   Fee
   312          358   Fee
   322          358   Fee


         ARD                                                                              Environmental   Cross
Loan #   Step Up                                                                          Insurance       Defaulted
------   ------------------------------------------------------------------------------   -------------   ---------
    24                                                                                    No






    26                                                                                    No
    28                                                                                    No
    34                                                                                    No
    42                                                                                    No
    47                                                                                    No
    51                                                                                    No
    59                                                                                    No
    63                                                                                    No
    67                                                                                    No
    69                                                                                    No
    85                                                                                    No
    88                                                                                    No
    96                                                                                    No
   123                                                                                    No

   135                                                                                    No
   136                                                                                    No
   142                                                                                    No
   149                                                                                    No
   152                                                                                    No
 152.1                                                                                    No
 152.2                                                                                    No
 152.3                                                                                    No
   157                                                                                    No
   159                                                                                    No
   162                                                                                    No
   163                                                                                    No
   164                                                                                    No
   169                                                                                    No
   170                                                                                    No
   180                                                                                    No
   186                                                                                    No
   187                                                                                    No
   191                                                                                    No
   196   Greater of: (i) Initial Interest Rate plus 4% or (ii) Treasury Rate plus 5.27%   No
 196.1                                                                                    No
 196.2                                                                                    No
 196.3                                                                                    No
   199                                                                                    No
   203                                                                                    No
   210                                                                                    No
   215                                                                                    No
   218                                                                                    No
   221                                                                                    No
   222                                                                                    No
   227                                                                                    No
   230                                                                                    No
   245                                                                                    No
 245.1                                                                                    No
 245.2                                                                                    No
   246                                                                                    No
   268                                                                                    No
   270                                                                                    No
   271                                                                                    No
   275                                                                                    No
   278                                                                                    No
   281                                                                                    No
   284                                                                                    No
   299                                                                                    No
   312                                                                                    No
   322                                                                                    No

                          Partial                                                               Upfront       Upfront
         Cross            Defeasance   Letter of   Lockbox                           Holdback   Engineering   Capex
Loan #   Collateralized   Allowed      Credit      Type                              Amount     Reserve ($)   Reserve ($)
------   --------------   ----------   ---------   -------------------------------   --------   -----------   -----------
    24






    26
    28                                                                                              140,990       209,010
    34
    42                                             Hard
    47                                 Yes                                                                        300,000
    51                                             None at Closing, Springing Hard                  140,312
    59
    63
    67                                 Yes         None at Closing, Springing Hard
    69                                 Yes         Hard                                              60,025
    85                                 Yes
    88
    96                                                                                               42,600        76,292
   123

   135
   136
   142
   149
   152                                             Hard
 152.1
 152.2
 152.3
   157                                 Yes
   159
   162                                                                                              102,650       106,645
   163                                                                                               11,000       128,363
   164
   169
   170                                                                                                6,250
   180                                 Yes
   186
   187                                             Hard
   191
   196                                             None at Closing, Springing Hard
 196.1
 196.2
 196.3
   199
   203
   210
   215                                             None at Closing, Springing Hard                                 19,008
   218
   221
   222
   227
   230                                             None at Closing, Springing Hard
   245
 245.1
 245.2
   246
   268                                                                                               20,000
   270
   271
   275
   278
   281
   284                                                                                                              5,914
   299
   312                                                                                                              3,750
   322                                             None at Closing, Springing Hard

         Upfront       Upfront       Upfront       Upfront       Monthly       Monthly           Monthly       Monthly
         TI/LC         RE Tax        Ins.          Other         Capex         Capex             TI/LC         TI/LC
Loan #   Reserve ($)   Reserve ($)   Reserve ($)   Reserve ($)   Reserve ($)   Reserve Cap ($)   Reserve ($)   Reserve Cap ($)
------   -----------   -----------   -----------   -----------   -----------   ---------------   -----------   ---------------
    24                      38,134         7,915       600,000         2,617            94,200






    26                      37,929         4,322                       1,098            26,358        14,643           439,290
    28       110,000                                   288,000         2,623            62,943         9,835           236,037
    34
    42       100,000                                                   5,163            61,953        15,019
    47                      20,871         5,456     1,400,490         1,558            56,081         9,736           467,345
    51       200,000        30,840        10,491     3,250,000         1,498            53,916        17,265           700,000
    59
    63                      15,686         2,099       128,455           318             7,620         2,700            97,200
    67       250,000         7,684        14,547       895,664
    69       800,000        21,794        10,580     1,382,656           766            27,569         8,205         1,200,000
    85       250,000        40,095        25,594                       1,193                                           250,000
    88                      21,207                     100,695
    96                         106         4,671                         939
   123                      14,817        11,239                         533            19,230         2,134            76,815

   135       100,000        17,453         4,410                         767            27,622         3,836           230,185
   136                       9,075         1,669        88,735                                         1,916            68,964
   142                       9,565         2,593       371,914           629            15,106         4,091           147,287
   149        76,800        54,365                       5,000
   152       150,000         7,283         2,968       110,000           676                           3,378           250,000
 152.1
 152.2
 152.3
   157       100,000                                   304,494                                         2,137
   159                      20,501         5,902        28,857           275                             949            50,000
   162                      18,942         3,046                         703
   163                      13,585         3,207                         670
   164                       9,803         1,003        73,470           240             8,649         1,441            50,000
   169       127,680        37,425                     250,000                                         8,551           350,000
   170                       8,065         8,741                       2,255            54,126
   180       500,000                      34,673        94,248         2,372           113,834
   186       100,000                       1,395                         964            23,126         8,333           400,000
   187        77,351         5,371         1,486                         733                           4,297           412,536
   191                      24,003        14,195                         423            20,000         2,116            75,000
   196        50,000
 196.1
 196.2
 196.3
   199                       3,467         5,144                                                       2,500           240,000
   203                       6,708         8,852                         445
   210                      16,566         5,808                       1,538            55,350
   215       250,000                                                                    19,008
   218                      83,500        21,538                       6,965           250,000
   221                       3,648         5,815       189,222           113             2,706         1,015            48,715
   222                         750         5,007       841,465           917            33,003         2,034            73,206
   227        29,569                       5,603                         450            10,804                          29,569
   230                         452           869                         235                           3,353
   245                      20,024        13,168
 245.1
 245.2
   246        20,000         2,896           863         6,000           331                           1,325
   268                      28,532         6,046                       3,268           156,872
   270                                     3,862                       3,594
   271                      13,489         6,821                       2,860           137,280
   275                       1,742           625                         108             3,900           542            20,000
   278                      16,474         8,133                         264                           1,055            65,000
   281                       3,841         1,145                         102             3,666           679            32,588
   284        44,351         7,158                                                       5,914                          44,351
   299                      17,821           849                         107             3,848           570            20,000
   312        28,125         5,512                      40,250                           3,750
   322                       5,355         1,258                          99                             529

         Monthly       Monthly       Monthly
         RE Tax        Ins.          Other         Grace     Grace
Loan #   Reserve ($)   Reserve ($)   Reserve ($)   to Late   to Default
------   -----------   -----------   -----------   -------   ----------
    24        12,711         2,638                       0            0






    26        12,643         2,161                       0            0
    28                                                   0            0
    34                                                   0            0
    42                                                   0            0
    47         6,957         1,819                       0            0
    51         7,710         2,098                       0            0
    59                                                   0            0
    63         5,229         1,049                       0            0
    67         1,281         1,322                       0            0
    69         5,448         1,603                       0            0
    85         6,682         2,133                       0            0
    88        10,604                                     0            0
    96        11,731         1,557                       0            0
   123         4,939         1,124                       0            0

   135         5,818           551                       0            0
   136         3,025         1,669                       0            0
   142         1,366           864                       0            0
   149        10,873                                     0            0
   152         4,766           989                       0            0
 152.1
 152.2
 152.3
   157                                                   0            0
   159         6,834           843                       0            0
   162         6,314         1,015                       0            0
   163         4,528         1,069                       0            0
   164         1,225           502                       0            0
   169         4,678                                     0            0
   170         4,033         1,748                       0            0
   180                       2,889                       0            0
   186        12,533           697                       0            0
   187         2,685           743                       0            0
   191         3,429         1,420                       0            0
   196                                                   0            0
 196.1
 196.2
 196.3
   199         3,467           643                       0            0
   203         3,354           712                       0            0
   210         5,522         1,162                       0            0
   215                                                   0            0
   218        16,700         2,692                       0            0
   221         1,216           485                       0            0
   222           750         1,252                       0            0
   227         3,708           467                       0            0
   230           452           217                       0            0
   245         3,337         3,292                       0            0
 245.1
 245.2
   246         2,896           431                       0            0
   268         3,566         2,015                       0            0
   270         2,250         1,586                       0            0
   271         2,698         1,364                       0            0
   275         1,742           208                       0            0
   278         5,491           739                       0            0
   281         1,280           286                       0            0
   284         1,304                                     0            0
   299         2,063           424                       0            0
   312         1,378                                     0            0
   322           669           157                       0            0